                              EQUITY ADVANTAGE VUL
                                Flexible Premium
                        Variable Life Insurance Policies
                                   Issued by

                    Metropolitan Life Separate Account UL of
                      Metropolitan Life Insurance Company

                                  MAY 1, 2017

     This prospectus describes individual flexible premium variable life insurance policies (the "Policies") issued by Metropolitan Life Insurance Company ("MetLife"). The Policies are no longer offered for sale.

     You allocate net premiums among the Investment Divisions of Metropolitan Life Separate Account UL (the "Separate Account"). Each Investment Division of the Separate Account invests in shares of one of the following "Portfolios":

AMERICAN FUNDS INSURANCE SERIES(R) -- CLASS 2
American Funds Bond Fund
American Funds Global Small Capitalization Fund
American Funds Growth Fund
American Funds Growth-Income Fund
BRIGHTHOUSE FUNDS TRUST I (FORMERLY MET INVESTORS SERIES TRUST)
AB Global Dynamic Allocation Portfolio -- Class B
Allianz Global Investors Dynamic Multi-Asset Plus Portfolio -- Class B American Funds(R) Balanced Allocation Portfolio -- Class B
American Funds(R) Growth Allocation Portfolio -- Class B
American Funds(R) Moderate Allocation Portfolio -- Class B
AQR Global Risk Balanced Portfolio -- Class B
BlackRock Global Tactical Strategies Portfolio -- Class B
Brighthouse Asset Allocation 100 Portfolio (formerly MetLife Asset Allocation
   100 Portfolio) -- Class A
Brighthouse Balanced Plus Portfolio (formerly MetLife Balanced Plus Portfolio)
   -- Class B
Brighthouse/Aberdeen Emerging Markets Equity Portfolio (formerly Met/Aberdeen
   Emerging Markets Equity Portfolio) -- Class A
Brighthouse/Templeton International Bond Portfolio (formerly Met/Templeton
   International Bond Portfolio) -- Class A
Brighthouse/Wellington Large Cap Research Portfolio (formerly Met/Wellington
   Large Cap Research Portfolio) -- Class A
Clarion Global Real Estate Portfolio -- Class A
ClearBridge Aggressive Growth Portfolio -- Class A
Harris Oakmark International Portfolio -- Class A
Invesco Balanced-Risk Allocation Portfolio -- Class B
Invesco Mid Cap Value Portfolio -- Class A
Invesco Small Cap Growth Portfolio -- Class A
JPMorgan Global Active Allocation Portfolio -- Class B
JPMorgan Small Cap Value Portfolio -- Class A
Loomis Sayles Global Markets Portfolio -- Class A
MetLife Multi-Index Targeted Risk Portfolio -- Class B
MFS(R) Research International Portfolio -- Class A
Morgan Stanley Mid Cap Growth Portfolio -- Class A
Oppenheimer Global Equity Portfolio -- Class A
PanAgora Global Diversified Risk Portfolio -- Class B
PIMCO Inflation Protected Bond Portfolio -- Class A
PIMCO Total Return Portfolio -- Class A
Pyramis(R) Managed Risk Portfolio -- Class B
Schroders Global Multi-Asset Portfolio -- Class B
SSGA Growth and Income ETF Portfolio -- Class A
SSGA Growth ETF Portfolio -- Class A

T. Rowe Price Mid Cap Growth Portfolio -- Class A
BRIGHTHOUSE FUNDS TRUST II (FORMERLY METROPOLITAN SERIES FUND) -- CLASS A Baillie Gifford International Stock Portfolio
BlackRock Bond Income Portfolio
BlackRock Capital Appreciation Portfolio
BlackRock Large Cap Value Portfolio
Brighthouse Asset Allocation 20 Portfolio (formerly MetLife Asset Allocation 20
   Portfolio)
Brighthouse Asset Allocation 40 Portfolio (formerly MetLife Asset Allocation 40
   Portfolio)
Brighthouse Asset Allocation 60 Portfolio (formerly MetLife Asset Allocation 60
   Portfolio)
Brighthouse Asset Allocation 80 Portfolio (formerly MetLife Asset Allocation 80
   Portfolio)
Brighthouse/Artisan Mid Cap Value Portfolio (formerly Met/
     Artisan Mid Cap Value Portfolio)
Brighthouse/Wellington Balanced Portfolio (formerly Met/
     Wellington Balanced Portfolio)
Brighthouse/Wellington Core Equity Opportunities Portfolio (formerly
   Met/Wellington Core Equity Opportunities Portfolio)
Frontier Mid Cap Growth Portfolio
Jennison Growth Portfolio
Loomis Sayles Small Cap Core Portfolio
Loomis Sayles Small Cap Growth Portfolio
MetLife Aggregate Bond Index Portfolio (formerly Barclays Aggregate Bond Index
   Portfolio)
MetLife Mid Cap Stock Index Portfolio
MetLife MSCI EAFE(R) Index Portfolio (formerly MSCI EAFE(R) Index Portfolio) MetLife Russell 2000(R) Index Portfolio (formerly Russell 2000(R) Index
   Portfolio)
MetLife Stock Index Portfolio
MFS(R) Total Return Portfolio
MFS(R) Value Portfolio
Neuberger Berman Genesis Portfolio
T. Rowe Price Large Cap Growth Portfolio
T. Rowe Price Small Cap Growth Portfolio
VanEck Global Natural Resources Portfolio
Western Asset Management Strategic Bond Opportunities Portfolio
Western Asset Management U.S. Government Portfolio
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST -- CLASS 2
Franklin Income VIP Fund
Franklin Mutual Shares VIP Fund



     You may also allocate net premiums to our Fixed Account. Special limits may apply to Fixed Account transfers and withdrawals.

     You receive Fixed Account performance until 20 days after we apply your initial premium payment to the Policy. Thereafter, we invest the Policy's cash value according to your instructions.

     NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE POLICIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     WE DO NOT GUARANTEE HOW ANY OF THE INVESTMENT DIVISIONS OR PORTFOLIOS WILL PERFORM. THE POLICIES AND THE PORTFOLIOS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

                               TABLE OF CONTENTS



                                                                              PAGE
                                                                             -----
SUMMARY OF BENEFITS AND RISKS...............................................   A-5
   Benefits of the Policy...................................................   A-5
   Risks of the Policy......................................................   A-6
   Risks of the Portfolios..................................................   A-8
FEE TABLES..................................................................   A-8
   Transaction Fees.........................................................   A-8
   Periodic Charges other than Portfolio Operating Expenses.................   A-9
   Annual Portfolio Operating Expenses......................................  A-12
THE COMPANY, THE SEPARATE ACCOUNT AND THE PORTFOLIOS........................  A-18
   The Company..............................................................  A-18
   The Separate Account.....................................................  A-18
   The Portfolios...........................................................  A-18
   Share Classes of the Portfolios..........................................  A-23
   Certain Payments We Receive with Regard to the Portfolios................  A-23
   Selection of the Portfolios..............................................  A-24
   Voting Rights............................................................  A-25
   Rights Reserved by MetLife...............................................  A-25
THE POLICIES................................................................  A-25
   Purchasing a Policy......................................................  A-25
   Replacing Existing Insurance.............................................  A-26
   Policy Owner and Beneficiary.............................................  A-26
   24 Month Conversion Right................................................  A-26
   Exchange Right...........................................................  A-27
PREMIUMS....................................................................  A-27
   Flexible Premiums........................................................  A-27
   Amount Provided for Investment under the Policy..........................  A-27
   Right to Examine Policy..................................................  A-28
   Allocation of Net Premiums...............................................  A-28
RECEIPT OF COMMUNICATIONS AND PAYMENTS AT METLIFE'S DESIGNATED OFFICE.......  A-28
   Cybersecurity............................................................  A-29
   Payment of Proceeds......................................................  A-30
CASH VALUE..................................................................  A-31
DEATH BENEFITS..............................................................  A-31
   Death Proceeds Payable...................................................  A-32
   Change in Death Benefit Option...........................................  A-33
   Increase in Face Amount..................................................  A-33
   Reduction in Face Amount.................................................  A-33
SURRENDERS AND PARTIAL WITHDRAWALS..........................................  A-34
   Surrender................................................................  A-34
   Partial Withdrawal.......................................................  A-34
TRANSFERS...................................................................  A-36
   Transfer Option..........................................................  A-36
AUTOMATED INVESTMENT STRATEGIES.............................................  A-38
LOANS.......................................................................  A-39

                                                                                            PAGE
                                                                                           -----
LAPSE AND REINSTATEMENT...................................................................  A-40
   Lapse..................................................................................  A-40
   Reinstatement..........................................................................  A-41
ADDITIONAL BENEFITS BY RIDER..............................................................  A-41
THE FIXED ACCOUNT.........................................................................  A-42
   General Description....................................................................  A-42
   Values and Benefits....................................................................  A-42
   Policy Transactions....................................................................  A-43
CHARGES...................................................................................  A-43
   Deductions from Premiums...............................................................  A-44
   Surrender Charge.......................................................................  A-44
   Partial Withdrawal Charge..............................................................  A-45
   Transfer Charge........................................................................  A-45
   Illustration of Benefits Charge........................................................  A-46
   Monthly Deduction from Cash Value......................................................  A-46
   Loan Interest Spread...................................................................  A-48
   Charges Against the Portfolios and the Investment Divisions of the Separate Account....  A-48
TAX CONSIDERATIONS........................................................................  A-48
   Introduction...........................................................................  A-48
   Tax Status of the Policy...............................................................  A-49
   Tax Treatment of Policy Benefits.......................................................  A-49
   MetLife's Income Taxes.................................................................  A-53
DISTRIBUTION OF THE POLICIES..............................................................  A-53
LEGAL PROCEEDINGS.........................................................................  A-54
RESTRICTIONS ON FINANCIAL TRANSACTIONS....................................................  A-55
FINANCIAL STATEMENTS......................................................................  A-55
GLOSSARY..................................................................................  A-56
APPENDIX A: GUIDELINE PREMIUM TEST AND CASH VALUE ACCUMULATION TEST.......................  A-57

                         SUMMARY OF BENEFITS AND RISKS

     This summary describes the Policy's important benefits and risks. The sections in the prospectus following this summary discuss the Policy in more detail. The Glossary at the end of the prospectus defines certain words and phrases used in this prospectus.


BENEFITS OF THE POLICY
----------------------

     DEATH PROCEEDS. The Policy is designed to provide insurance protection. Upon receipt of satisfactory proof of the death of the insured, we pay death proceeds to the beneficiary of the Policy. Death proceeds generally equal the death benefit on the date of the insured's death plus any additional insurance provided by rider, less any outstanding loan and accrued loan interest.

CHOICE OF DEATH BENEFIT OPTION. You may choose among three death benefit options:

     -- a level death benefit that equals the Policy's face amount,

     -- a variable death benefit that equals the Policy's face amount plus the Policy's cash value, and

     -- a combination variable and level death benefit that equals the Policy's face amount plus the Policy's cash value until the insured attains age 65 and equals the Policy's face amount thereafter.

     The death benefit under any option could increase to satisfy Federal tax law requirements if the cash value reaches certain levels. After the first Policy year you may change your death benefit option, subject to our underwriting rules. A change in death benefit option may have tax consequences.

     PREMIUM FLEXIBILITY. You can make premium payments based on a schedule you determine, subject to some limits. You may change your payment schedule at any time or make a payment that does not correspond to your schedule. We can, however, limit or prohibit payments in some situations.

     RIGHT TO EXAMINE THE POLICY. During the first ten days following your receipt of the Policy, you have the right to return the Policy to us. If you exercise this right, we will refund the premiums you paid.

     INVESTMENT OPTIONS. You can allocate your net premiums and cash value among your choice of sixty-seven Investment Divisions in the Separate Account, each of which corresponds to a mutual fund portfolio, or "Portfolio." The Portfolios available under the Policy include several common stock funds, including funds which invest primarily in foreign securities, as well as bond funds, balanced funds, asset allocation funds and funds that invest in exchange-traded funds. You may also allocate premiums and cash value to our Fixed Account which provides guarantees of interest and principal. You may change your allocation of future premiums at any time.

     PARTIAL WITHDRAWALS. You may withdraw cash surrender value from your Policy at any time after the first Policy anniversary. The minimum amount you may withdraw is $500. We reserve the right to limit partial withdrawals to no more than 90% of the Policy's cash surrender value. We may limit the number of partial withdrawals to 12 per Policy year or impose a processing charge of $25 for each partial withdrawal. Partial withdrawals may have tax consequences.

     TRANSFERS AND AUTOMATED INVESTMENT STRATEGIES. You may transfer your Policy's cash value among the Investment Divisions or between the Investment Divisions and the Fixed Account. The minimum amount you may transfer is $50, or if less, the total amount in the Investment Division or the Fixed Account. We may limit the number of transfers among the Investment Divisions and the Fixed Account to no more than four per Policy year. We may impose a processing charge of $25 for each transfer. We may also impose restrictions on frequent transfers. (See "Transfers" for additional information on such restrictions.) We offer five automated investment strategies that allow you to periodically transfer or reallocate your cash value among the Investment Divisions and the Fixed Account. (See "Automated Investment Strategies.")

     LOANS. You may borrow from the cash value of your Policy. The minimum amount you may borrow is $500. The maximum amount you may borrow is an amount equal to the Policy's cash value net of the Surrender Charge, reduced by Monthly Deductions and interest charges through the next Policy anniversary, increased by interest credits through the next Policy anniversary, less any existing Policy loans. We charge you a maximum annual interest rate of 4.0% for the first ten Policy years and 3.0% thereafter. We credit interest at an annual rate of at least 3.0% on amounts we hold as collateral to support your loan. Loans may have tax consequences. (See "Loans" for additional information.)

     SURRENDERS. You may surrender the Policy for its cash surrender value at any time. Cash surrender value equals the cash value reduced by any Policy loan and accrued loan interest and by any applicable Surrender Charge. A surrender may have tax consequences.

     TAX BENEFITS. We anticipate that the Policy should be deemed to be a life insurance contract under Federal tax law. Accordingly, undistributed increases in cash value should not be taxable to you. As long as your Policy is not a modified endowment contract, partial withdrawals should be non-taxable until you have withdrawn an amount equal to your total investment in the Policy. However, different rules apply in the first fifteen Policy years, when distributions accompanied by benefit reductions may be taxable prior to a complete withdrawal of your investment in the Policy. Always confirm in advance the tax consequences of a particular withdrawal with a qualified tax adviser. Death benefits paid to your beneficiary should generally be free of Federal income tax. Death benefits may be subject to estate taxes. Under current Federal income tax law, the taxable portion of distributions from variable life policies is taxed at ordinary income tax rates and does not qualify for the reduced tax rate applicable to long-term capital gains and dividends.

     CONVERSION RIGHT. During the first two Policy years, you may convert the Policy to fixed benefit coverage by exchanging the Policy for a fixed benefit life insurance policy that we agree to, and that is issued by us or an affiliate that we name. We will make the exchange without evidence of insurability.

     SUPPLEMENTAL BENEFITS AND RIDERS. We offer a variety of riders that provide supplemental benefits under the Policy. We generally deduct any monthly charges for these riders as part of the Monthly Deduction. Your registered representative can help you determine whether any of these riders are suitable for you.

     PERSONALIZED ILLUSTRATIONS. You will receive personalized illustrations in connection with the purchase of this Policy that reflect your own particular circumstances. These hypothetical illustrations may help you to understand the long-term effects of different levels of investment performance, the possibility of lapse, and the charges and deductions under the Policy. They will also help you to compare this Policy to other life insurance policies. The personalized illustrations are based on hypothetical rates of return and are not a representation or guarantee of investment returns or cash value.


RISKS OF THE POLICY
-------------------

     INVESTMENT RISK. If you invest your Policy's cash value in one or more of the Investment Divisions, then you will be subject to the risk that investment performance will be unfavorable and that your cash value will decrease. In addition, we deduct Policy fees and charges from your Policy's cash value, which can significantly reduce your Policy's cash value. During times of poor investment performance, this deduction will have an even greater impact on your Policy's cash value. It is possible to lose your full investment and your Policy could lapse without value, unless you pay additional premium. If you allocate cash value to the Fixed Account, then we credit such cash value with a declared rate of interest. You assume the risk that the rate may decrease, although it will never be lower than the guaranteed minimum annual effective rate of 3%.

     SURRENDER AND WITHDRAWAL RISKS. The Policies are designed to provide lifetime insurance protection. They are not offered primarily as an investment, and should not be used as a short-term savings vehicle. If you surrender the Policy within the first ten Policy years (or within the first ten Policy years following a face amount increase), you will be subject to a Surrender Charge as well as income tax on any gain that is distributed or deemed to be distributed from the Policy. You will also be subject to a Surrender Charge if you make a partial withdrawal from the Policy within the first ten Policy years (or the first ten Policy years following the face amount increase) if the partial withdrawal reduces the face amount (or the face amount increase). If you surrender the Policy in the first Policy year (or in the first year following a face amount increase) we will also deduct an amount equal to the remaining first year Coverage Expense Charges.

     You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Policy if you intend to surrender all or part of the Policy's cash value in the near future. Even if you do not ask to surrender your Policy, surrender charges may play a role in determining whether your Policy will lapse (terminate without value), because surrender charges determine the cash surrender value, which is a measure we use to determine whether your Policy will enter the grace period (and possibly lapse).

     RISK OF LAPSE. Your Policy may lapse if you have paid an insufficient amount of premiums or if the investment experience of the Investment Divisions is poor. If your cash surrender value is not enough to pay the Monthly Deduction, your Policy may enter a 62-day grace period. We will notify you that the Policy will lapse unless you make a sufficient payment of additional premium during the grace period. Your Policy generally will not lapse if you pay certain required premium amounts and you are therefore protected by a Guaranteed Minimum Death Benefit. If your Policy does lapse, your insurance coverage will terminate, although you will be given an opportunity to reinstate it. Lapse of a Policy on which there is an outstanding loan may have adverse tax consequences.

     TAX RISKS. We anticipate that the Policy should be deemed to be a life insurance contract under Federal tax law. However, the rules are not entirely clear in certain circumstances, for example, if your Policy is issued on a substandard basis. The death benefit under the Policy will never be less than the minimum amount required for the Policy to be treated as life insurance under section 7702 of the Internal Revenue Code, as in effect on the date the Policy was issued. If your Policy is not treated as a life insurance contract under Federal tax law, increases in the Policy's cash value will be taxed currently.

     Even if your Policy is treated as a life insurance contract for Federal tax purposes, it may become a modified endowment contract due to the payment of excess premiums or unnecessary premiums, due to a material change or due to a reduction in your death benefit. If your Policy becomes a modified endowment contract, surrenders, partial withdrawals, loans, and use of the Policy as collateral for a loan will be treated as a distribution of the earnings in the Policy and will be taxable as ordinary income to the extent thereof. In addition, if the Policy Owner is under age 59 1/2 at the time of the surrender, partial withdrawal or loan, the amount that is included in income will generally be subject to a 10% penalty tax.

     If the Policy is not a modified endowment contract, distributions generally will be treated first as a return of basis or investment in the contract and then as taxable income. However, different rules apply in the first fifteen Policy years, when distributions accompanied by benefit reductions may be taxable prior to a complete withdrawal of your investment in the Policy. Moreover, loans will generally not be treated as distributions prior to termination of your Policy, whether by lapse, surrender or exchange. Additionally, the tax consequences of loans outstanding after the tenth Policy year are uncertain. Finally, neither distributions nor loans from a Policy that is not a modified endowment contract are subject to the 10% penalty tax.

     See "Tax Considerations." You should consult a qualified tax adviser for assistance in all Policy-related tax matters.

     LOAN RISKS. A Policy loan, whether or not repaid, will affect the cash value of your Policy over time because we subtract the amount of the loan from the Investment Divisions and/or Fixed Account as collateral, and hold it in our Loan Account. This loan collateral does not participate in the investment experience of the Investment Divisions or receive any higher current interest rate credited to the Fixed Account.

     We also reduce the amount we pay on the insured's death by the amount of any outstanding loan and accrued loan interest. Your Policy may lapse if your outstanding loan and accrued loan interest reduce the cash surrender value to zero.

     If you surrender your Policy or your Policy lapses while there is an outstanding loan, there will generally be Federal income tax payable on the amount by which loans and partial withdrawals exceed the premiums paid. Since loans and partial withdrawals reduce your Policy's cash value, any remaining cash value may be insufficient to pay the income tax due.

     LIMITATIONS ON CASH VALUE IN THE FIXED ACCOUNT. Transfers to and from the Fixed Account must generally be in amounts of $50 or more. Partial withdrawals from the Fixed Account must be in amounts of $500 or more. The total amount of transfers and withdrawals from the Fixed Account in a Policy year may generally not exceed the greater of 25% of the Policy's cash surrender value in the Fixed Account at the beginning of the year, or the maximum transfer amount for the preceding Policy year. We may also limit the number of transfers and partial withdrawals and may impose a processing charge for transfers and partial withdrawals. We are not currently imposing the maximum limit on transfers and withdrawals from the Fixed Account, but we reserve the right to do so. It is important to note that if we impose the maximum limit on transfers and withdrawals from the Fixed Account, it could take a number of years to fully transfer or withdraw a current balance from the Fixed Account. You should keep this in mind when considering whether an allocation of cash value to the Fixed Account is consistent with your risk tolerance and time horizon.

     TAX LAW CHANGES. Tax laws, regulations, and interpretations have often been changed in the past and such changes continue to be proposed. To the extent that you purchase a Policy based on expected tax benefits, relative to other financial or investment products or strategies, there is no certainty that such advantages will always continue to exist.

RISKS OF THE PORTFOLIOS
-----------------------

     A comprehensive discussion of the risks associated with each of the Portfolios can be found in the Portfolio prospectuses, which you can obtain by calling 1-800-638-5000. THERE IS NO ASSURANCE THAT ANY OF THE PORTFOLIOS WILL ACHIEVE ITS STATED INVESTMENT OBJECTIVE.


                                   FEE TABLES

     The following tables describe the fees and expenses that a Policy Owner will pay when buying, owning and surrendering the Policy. The first table describes the fees and expenses that a Policy Owner will pay at the time he or she buys the Policy, surrenders the Policy or transfers cash value among accounts.


TRANSACTION FEES


CHARGE                        WHEN CHARGE IS DEDUCTED      CURRENT AMOUNT DEDUCTED      MAXIMUM AMOUNT DEDUCTIBLE
 Sales Charge Imposed on     On payment of premium       2.25% of premiums paid        2.25% of each premium
 Premiums                                                up to the Target Premium      paid
                                                         per Policy year1
 Premium Tax Imposed on      On payment of premium       2.0% in all Policy years      2.0% in all Policy years
 Premiums
 Federal Tax Imposed on      On payment of premium       1.25% in all Policy years     1.25% in all Policy years
 Premiums

1 The target premium varies based on individual characteristics, including the insured's issue age, risk class and (except for unisex Policies) sex.


CHARGE                               WHEN CHARGE IS DEDUCTED         CURRENT AMOUNT DEDUCTED      MAXIMUM AMOUNT DEDUCTIBLE
 Surrender Charge1               On surrender, lapse, or
                                 face amount reduction in
                                 the first ten Policy years
                                 (and, with respect to a face
                                 amount increase, in the
                                 first ten Policy years after
                                 the increase)
  Minimum and                                                     In Policy year 1, $3.75 to     In Policy year 1, $3.75 to
  Maximum Charge                                                  $38.25 per $1,000 of base      $38.25 per $1,000 of base
                                                                  Policy face amount2            Policy face amount2
  Charge in the first Policy                                      $14.00 per $1,000 of base      $14.00 per $1,000 of base
  year for a Representative                                       Policy face amount             Policy face amount
  Insured 3
 Transfer Charge4                On transfer of cash value        Not currently charged          $25 for each transfer
                                 among the Investment
                                 Divisions and to and from
                                 the Fixed Account
 Partial Withdrawal Charge       On partial withdrawal of         Not currently charged          $25 for each partial
                                 cash value                                                      withdrawal5
 Illustration of Benefits        On provision of each             Not currently charged          $25 per illustration
 Charge                          illustration in excess of one
                                 per year

1 The Surrender Charge varies based on individual characteristics, including the insured's issue age, risk class, sex (except for unisex Policies), smoker status, and the Policy's face amount. The Surrender Charge may not be representative of the charge that a particular Policy Owner would pay. You can obtain more information about the Surrender Charge that would apply for a particular insured by contacting your registered representative.

2 No Surrender Charge will apply on up to 10% of cash surrender value withdrawn each year. The Surrender Charge will remain level for one to three Policy years, and will then begin to decline on a monthly basis until it reaches zero in the last month of the tenth Policy year. The Surrender Charge applies to requested face amount reductions as well as to face amount reductions resulting from a change in death benefit option.

3 The Representative Insured is a male, age 35, in the preferred nonsmoker risk class, under a Policy with a base Policy face amount of $375,000.

4 The Portfolios in which the Investment Divisions invest may impose a redemption fee on shares held for a relatively short period.

5 If imposed, the partial withdrawal charge would be in addition to any Surrender Charge that is imposed.


     The next table describes the fees and expenses that a Policy Owner will pay periodically during the time that he or she owns the Policy, not including Portfolio fees and expenses.


PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES


CHARGE                              WHEN CHARGE IS DEDUCTED      CURRENT AMOUNT DEDUCTED       MAXIMUM AMOUNT DEDUCTIBLE
 Cost of Insurance1
  Minimum and                     Monthly                      $.01 to $83.33 per $1,000     $.02 to $83.33 per $1,000
  Maximum Charge                                               of net amount at risk2        of net amount at risk2
  Charge in the first Policy      Monthly                      $.02 per $1,000 of net        $.09 per $1,000 of net
  year for a Representative                                    amount at risk                amount at risk
  Insured 3
 Policy Charge4
  Policy face amount less         Monthly                      $12                           $12
  than $50,000
  Policy face amount              Monthly                      $15                           $15
  between $50,000 and
  $249,999
 Mortality and Expense Risk       Monthly                      .60%                          .80%
 Charge (annual rate imposed
 on cash value in the
 Separate Account)5
 Coverage Expense Charge6
  Minimum and                     Monthly                      $.04 to $2.30 per $1,000      $.04 to $2.30 per $1,000
  Maximum Charge                                               of base Policy face           of base Policy face amount
                                                               amount7
  Charge for a                    Monthly                      $.16 per $1,000 of base       $.16 per $1,000 of base
  Representative Insured 3                                     Policy face amount7           Policy face amount
 Loan Interest Spread8            Annually (or on loan         1.00% of loan collateral      1.00% of loan collateral
                                  termination, if earlier)

1 The cost of insurance charge varies based on individual characteristics, including the Policy's face amount and the insured's age, risk class, and (except for unisex Policies) sex. The cost of insurance charge may not be representative of the charge that a particular Policy Owner would pay. You can obtain more information about the cost of insurance charge that would apply for a particular insured by contacting your registered representative.

2 The net amount at risk is the difference between the death benefit (generally discounted at the monthly equivalent of 3% per year) and the Policy's cash value.

3 The Representative Insured is a male, age 35, in the preferred nonsmoker risk class, under a Policy with a base policy face amount of $375,000.

4 After the first Policy Year, the Policy Charge declines to $9 for a Policy with a face amount of less than $50,000, and to $8 for a Policy with a face amount between $50,000 and $249,999. No Policy Charge applies if a Policy is issued with a face amount equal to or greater than $250,000.

5 The Mortality and Expense Risk Charge declines over time in accordance with the following schedule:


                             CURRENT CHARGE     MAXIMUM CHARGE
                            ----------------   ---------------
   Policy years 1 - 10                .60%               .80%
   Policy years 11 - 19               .35%               .35%
   Policy years 20 - 29               .20%               .20%
   Policy years 30+                   .05%               .05%

 The Current Charge Percentages shown above apply if the Policy's net cash value is less than the equivalent of five Target Premiums. The percentages decrease as the Policy's net cash value, measured as a multiple of Target Premiums, increases, as shown below:


                            LESS THAN 5 TARGET     AT LEAST 5 BUT LESS THAN     AT LEAST 10 BUT LESS THAN     20 OR MORE TARGET
                                 PREMIUMS             10 TARGET PREMIUMS            20 TARGET PREMIUMS            PREMIUMS
                           --------------------   --------------------------   ---------------------------   ------------------
   Policy years 1- 10                    .60%                         .55%                          .30%                  .15%
   Policy years 11- 19                   .35%                         .30%                          .15%                  .10%
   Policy years 20- 29                   .20%                         .15%                          .10%                  .05%
   Policy years 30+                      .05%                         .05%                          .05%                  .05%

6 The Coverage Expense Charge varies based on individual characteristics, including the Policy's face amount and the Insured's age, risk class, and (except for unisex Policies) sex. The Coverage Expense Charge may not be representative of the charge that a particular Policy Owner would pay. You can obtain more information about the Coverage Expense Charge that would apply to a particular insured by contacting your registered representative.

7 The Coverage Expense Charge is imposed in Policy years 1-8 and, with respect to a requested face amount increase, during the first eight years following the increase. If you surrender the Policy in the first Policy year (or in the first year following a face amount increase), we will deduct from the surrender proceeds an amount equal to the Coverage Expense Charges due for the remainder of the first Policy year (or the first year following the face amount increase). If the Policy's face amount is reduced in the first year following a face amount increase, we will deduct from the cash value an amount equal to the Coverage Expense Charges due for the remainder of the first year following the face amount increase.

8 The loan interest spread is the difference between the interest rates we charge on Policy loans and the interest earned on cash value we hold as security for the loan ("loan collateral"). We charge interest on Policy loans at an effective rate of 4.0% per year in Policy years 1-10 and 3.0% thereafter. Loan collateral earns interest at an effective rate of not less than 3.0% per year.

CHARGES FOR OPTIONAL FEATURES (RIDERS):


CHARGE                            WHEN CHARGE IS DEDUCTED       CURRENT AMOUNT DEDUCTED        MAXIMUM AMOUNT DEDUCTIBLE
 Guaranteed Survivor Income
 Benefit Rider1
  Minimum and                    Monthly                     $.01 to $1.08 per $1,000        $.01 to $83.33 per $1,000
  Maximum Charge                                             of Eligible Death Benefit       of Eligible Death Benefit
  Charge for a                   Monthly                     $.02 per $1,000 of Eligible     $.02 per $1,000 of Eligible
  Representative Insured2                                    Death Benefit                   Death Benefit
 Children's Term Insurance       Monthly                     $.40 per $1,000 of rider        $.40 per $1,000 of rider
 Rider                                                       face amount                     face amount
 Waiver of Monthly Deduction
 Rider3
  Minimum and                    Monthly                     $.00 to $61.44 per $100 of      $.00 to $61.44 per $100 of
  Maximum Charge                                             Monthly Deduction               Monthly Deduction
  Charge in the first Policy     Monthly                     $6.30 per $100 of Monthly       $6.30 per $100 of Monthly
  year for a Representative                                  Deduction                       Deduction
  insured4
 Waiver of Specified Premium
 Rider
  Minimum and                    Monthly                     $.00 to $21.75 per $100 of      $.00 to $21.75 per $100 of
  Maximum Charge                                             Specified Premium               Specified Premium
  Charge in the first Policy     Monthly                     $3.00 per $100 of               $3.00 per $100 of
  year for a Representative                                  Specified Premium               Specified Premium
  Insured4

1 The charge for the Guaranteed Survivor Income Benefit Rider varies based on individual characteristics, including the rider's Eligible Death Benefit and the insured's age, risk class, and (except for unisex Policies) sex. The rider change may not be representative of the charge that a particular Policy Owner would pay. You can obtain more information about the rider charge that would apply for a particular insured by contacting your registered representative.

2 The Representative Insured is a male, age 35, in the preferred nonsmoker risk class, under a Policy with an Eligible Death Benefit of $375,000.

3 The charge for this rider varies based on individual characteristics, including the insured's age, risk class, and (except for unisex Policies) sex. The rider change may not be representative of the charge that a particular Policy Owner would pay. You can obtain more information about the rider charge that would apply for a particular insured by contacting your registered representative.

4 The Representative Insured is a male, age 35, in the preferred nonsmoker risk class.

CHARGE                                WHEN CHARGE IS DEDUCTED        CURRENT AMOUNT DEDUCTED      MAXIMUM AMOUNT DEDUCTIBLE
 Options to Purchase
 Additional Insurance
 Coverage Rider1
  Minimum and                      Monthly                        $.02 to $.25 per $1,000 of     $.02 to $.25 per $1,000 of
  Maximum Charge                                                  Option amount                  Option amount
  Charge for a                     Monthly                        $.03 per $1,000 of Option      $.03 per $1,000 of Option
  Representative Insured2                                         amount                         amount
 Accidental Death Benefit
 Rider1
  Minimum and                      Monthly                        $.00 to $.34 per $1,000        $.00 to $83.33 per $1,000
  Maximum Charge                                                  of rider face amount           of rider face amount
  Charge in the first Policy       Monthly                        $.05 per $1,000 of rider       $.08 per $1,000 of rider
  year for a Representative                                       face amount                    face amount
  Insured2
 Guaranteed Minimum Death
 Benefit Rider1,3
  Minimum and                      Monthly                        $.03 to $.14 per $1,000        $.03 to $83.33 per $1,000
  Maximum Charge                                                  of net amount at risk          of net amount at risk
  Charge for a                     Monthly                        $.03 per $1,000 of net         $.03 per $1,000 of net
  Representative Insured4                                         amount at risk                 amount at risk
 Acceleration of Death Benefit     At time of benefit payment     Not currently charged          One-time fee of $150
 Rider
 Overloan Protection Rider         At time of exercise            One-time fee of 3.5% of        One-time fee of 3.5% of
                                                                  Policy cash value              Policy cash value

1 The charge for this rider varies based on individual characteristics, including the insured's age, risk class, and (except for unisex Policies) sex. The rider change may not be representative of the charge that a particular Policy Owner would pay. You can obtain more information about the rider charge that would apply for a particular insured by contacting your registered representative.

2 The Representative Insured is a male, age 35, in the preferred nonsmoker risk class.

3 The charge shown applicable to both the Guaranteed Minimum Death Benefit to Age 85 Rider and the Guaranteed Minimum Death Benefit to Age 121 Rider.

4 The Representative Insured is a female, age 45, in the preferred nonsmoker risk class.


ANNUAL PORTFOLIO OPERATING EXPENSES

     The next table describes the Portfolio fees and expenses that a Policy Owner may pay periodically during the time that he or she owns the Policy. The table shows the minimum and maximum total operating expenses charged by the Portfolios for the fiscal year ended December 31, 2016. Expenses of the Portfolios may be higher or lower in the future. More detail concerning each Portfolio's fees and expenses is contained in the table that follows and in the prospectus for each Portfolio.

ANNUAL OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE NET ASSETS)


MINIMUM AND MAXIMUM TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES


                                                                                          MINIMUM     MAXIMUM
                                                                                         ---------   --------
      Total Annual Portfolio Operating Expenses
      (expenses that are deducted from Portfolio assets, including management fees,
       distribution and/or service (12b-1) fees, and other expenses)..................    0.27%       1.34%

PORTFOLIO FEES AND EXPENSES
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)

     The following table is a summary. For more complete information on Portfolio fees and expenses, please refer to the prospectus for each Portfolio.


                                                          DISTRIBUTION
                                                             AND/OR
                                             MANAGEMENT      SERVICE       OTHER
PORTFOLIO                                        FEE      (12B-1) FEES   EXPENSES
------------------------------------------- ------------ -------------- ----------
AMERICAN FUNDS INSURANCE SERIES(R)
 -- CLASS 2
American Funds Bond Fund...................    0.36%     0.25%          0.02%
American Funds Global Small
 Capitalization Fund.......................    0.70%     0.25%          0.04%
American Funds Growth Fund.................    0.33%     0.25%          0.02%
American Funds Growth-Income Fund..........    0.27%     0.25%          0.02%
BRIGHTHOUSE FUNDS TRUST I
AB Global Dynamic Allocation
 Portfolio -- Class B......................    0.61%     0.25%          0.03%
Allianz Global Investors Dynamic
 Multi-Asset Plus Portfolio -- Class B.....    0.68%     0.25%          0.27%
American Funds(R) Balanced Allocation
 Portfolio -- Class B......................    0.06%     0.25%            --
American Funds(R) Growth Allocation
 Portfolio -- Class B......................    0.06%     0.25%          0.01%
American Funds(R) Moderate Allocation
 Portfolio -- Class B......................    0.06%     0.25%          0.01%
AQR Global Risk Balanced Portfolio --
 Class B...................................    0.61%     0.25%          0.03%
BlackRock Global Tactical Strategies
 Portfolio -- Class B......................    0.66%     0.25%          0.01%
Brighthouse Asset Allocation 100
 Portfolio -- Class A......................    0.07%       --           0.01%
Brighthouse Balanced Plus Portfolio --
 Class B...................................    0.24%     0.25%          0.01%
Brighthouse/Aberdeen Emerging
 Markets Equity Portfolio -- Class A.......    0.89%       --           0.11%
Brighthouse/Templeton International
 Bond Portfolio -- Class A.................    0.60%       --           0.09%
Brighthouse/Wellington Large Cap
 Research Portfolio -- Class A.............    0.56%       --           0.03%
Clarion Global Real Estate Portfolio --
 Class A...................................    0.61%       --           0.04%



                                              ACQUIRED     TOTAL       FEE WAIVER    NET TOTAL
                                             FUND FEES     ANNUAL        AND/OR       ANNUAL
                                                AND      OPERATING      EXPENSE      OPERATING
PORTFOLIO                                     EXPENSES    EXPENSES   REIMBURSEMENT   EXPENSES
------------------------------------------- ----------- ----------- --------------- ----------
AMERICAN FUNDS INSURANCE SERIES(R)
 -- CLASS 2
American Funds Bond Fund...................   --          0.63%       --            0.63%
American Funds Global Small
 Capitalization Fund.......................   --          0.99%       --            0.99%
American Funds Growth Fund.................   --          0.60%       --            0.60%
American Funds Growth-Income Fund..........   --          0.54%       --            0.54%
BRIGHTHOUSE FUNDS TRUST I
AB Global Dynamic Allocation
 Portfolio -- Class B...................... 0.01%         0.90%     0.02%           0.88%
Allianz Global Investors Dynamic
 Multi-Asset Plus Portfolio -- Class B..... 0.03%         1.23%       --            1.23%
American Funds(R) Balanced Allocation
 Portfolio -- Class B...................... 0.42%         0.73%       --            0.73%
American Funds(R) Growth Allocation
 Portfolio -- Class B...................... 0.43%         0.75%       --            0.75%
American Funds(R) Moderate Allocation
 Portfolio -- Class B...................... 0.40%         0.72%       --            0.72%
AQR Global Risk Balanced Portfolio --
 Class B................................... 0.06%         0.95%     0.01%           0.94%
BlackRock Global Tactical Strategies
 Portfolio -- Class B...................... 0.09%         1.01%     0.03%           0.98%
Brighthouse Asset Allocation 100
 Portfolio -- Class A...................... 0.68%         0.76%       --            0.76%
Brighthouse Balanced Plus Portfolio --
 Class B................................... 0.42%         0.92%     0.01%           0.91%
Brighthouse/Aberdeen Emerging
 Markets Equity Portfolio -- Class A.......   --          1.00%     0.06%           0.94%
Brighthouse/Templeton International
 Bond Portfolio -- Class A.................   --          0.69%       --            0.69%
Brighthouse/Wellington Large Cap
 Research Portfolio -- Class A.............   --          0.59%     0.04%           0.55%
Clarion Global Real Estate Portfolio --
 Class A...................................   --          0.65%       --            0.65%

                                                           DISTRIBUTION
                                                              AND/OR
                                              MANAGEMENT      SERVICE       OTHER
PORTFOLIO                                         FEE      (12B-1) FEES   EXPENSES
-------------------------------------------- ------------ -------------- ----------
ClearBridge Aggressive Growth
 Portfolio -- Class A.......................    0.56%       --             0.01%
Harris Oakmark International
 Portfolio -- Class A.......................    0.77%       --             0.04%
Invesco Balanced-Risk Allocation
 Portfolio -- Class B.......................    0.64%     0.25%            0.03%
Invesco Mid Cap Value Portfolio --
 Class A....................................    0.65%       --             0.03%
Invesco Small Cap Growth Portfolio --
 Class A....................................    0.85%       --             0.03%
JPMorgan Global Active Allocation
 Portfolio -- Class B.......................    0.72%     0.25%            0.05%
JPMorgan Small Cap Value Portfolio --
 Class A....................................    0.78%       --             0.05%
Loomis Sayles Global Markets
 Portfolio -- Class A.......................    0.70%       --             0.08%
MetLife Multi-Index Targeted Risk
 Portfolio -- Class B.......................    0.17%     0.25%            0.01%
MFS(R) Research International
 Portfolio -- Class A.......................    0.70%       --             0.04%
Morgan Stanley Mid Cap Growth
 Portfolio -- Class A.......................    0.65%       --             0.05%
Oppenheimer Global Equity Portfolio --
 Class A....................................    0.66%       --             0.05%
PanAgora Global Diversified Risk
 Portfolio -- Class B.......................    0.65%     0.25%            0.40%
PIMCO Inflation Protected Bond
 Portfolio -- Class A.......................    0.47%       --             0.28%
PIMCO Total Return Portfolio -- Class A.....    0.48%       --             0.05%
Pyramis(R) Managed Risk Portfolio --
 Class B....................................    0.45%     0.25%            0.03%
Schroders Global Multi-Asset
 Portfolio -- Class B.......................    0.64%     0.25%            0.07%
SSGA Growth and Income ETF
 Portfolio -- Class A.......................    0.31%       --             0.01%
SSGA Growth ETF Portfolio -- Class A........    0.32%       --             0.02%
T. Rowe Price Mid Cap Growth
 Portfolio -- Class A.......................    0.75%       --             0.03%
BRIGHTHOUSE FUNDS TRUST II -- CLASS A
Baillie Gifford International Stock
 Portfolio..................................    0.80%       --             0.05%
BlackRock Bond Income Portfolio.............    0.33%       --             0.04%
BlackRock Capital Appreciation
 Portfolio..................................    0.70%       --             0.02%
BlackRock Large Cap Value Portfolio.........    0.63%       --             0.03%
Brighthouse Asset Allocation 20
 Portfolio..................................    0.09%       --           0.03%



                                               ACQUIRED     TOTAL       FEE WAIVER    NET TOTAL
                                              FUND FEES     ANNUAL        AND/OR        ANNUAL
                                                 AND      OPERATING      EXPENSE      OPERATING
PORTFOLIO                                      EXPENSES    EXPENSES   REIMBURSEMENT    EXPENSES
-------------------------------------------- ----------- ----------- --------------- -----------
ClearBridge Aggressive Growth
 Portfolio -- Class A.......................   --          0.57%     0.02%             0.55%
Harris Oakmark International
 Portfolio -- Class A.......................   --          0.81%     0.02%             0.79%
Invesco Balanced-Risk Allocation
 Portfolio -- Class B....................... 0.03%         0.95%     0.03%             0.92%
Invesco Mid Cap Value Portfolio --
 Class A.................................... 0.05%         0.73%     0.02%             0.71%
Invesco Small Cap Growth Portfolio --
 Class A....................................   --          0.88%     0.02%             0.86%
JPMorgan Global Active Allocation
 Portfolio -- Class B.......................   --          1.02%     0.04%             0.98%
JPMorgan Small Cap Value Portfolio --
 Class A....................................   --          0.83%     0.10%             0.73%
Loomis Sayles Global Markets
 Portfolio -- Class A.......................   --          0.78%       --              0.78%
MetLife Multi-Index Targeted Risk
 Portfolio -- Class B....................... 0.22%         0.65%       --              0.65%
MFS(R) Research International
 Portfolio -- Class A.......................   --          0.74%     0.06%             0.68%
Morgan Stanley Mid Cap Growth
 Portfolio -- Class A.......................   --          0.70%     0.01%             0.69%
Oppenheimer Global Equity Portfolio --
 Class A....................................   --          0.71%     0.10%             0.61%
PanAgora Global Diversified Risk
 Portfolio -- Class B....................... 0.04%         1.34%       --              1.34%
PIMCO Inflation Protected Bond
 Portfolio -- Class A.......................   --          0.75%     0.01%             0.74%
PIMCO Total Return Portfolio -- Class A.....   --          0.53%     0.03%             0.50%
Pyramis(R) Managed Risk Portfolio --
 Class B.................................... 0.47%         1.20%     0.10%             1.10%
Schroders Global Multi-Asset
 Portfolio -- Class B....................... 0.01%         0.97%       --              0.97%
SSGA Growth and Income ETF
 Portfolio -- Class A....................... 0.22%         0.54%       --              0.54%
SSGA Growth ETF Portfolio -- Class A........ 0.24%         0.58%       --              0.58%
T. Rowe Price Mid Cap Growth
 Portfolio -- Class A.......................   --          0.78%       --              0.78%
BRIGHTHOUSE FUNDS TRUST II -- CLASS A
Baillie Gifford International Stock
 Portfolio..................................   --          0.85%     0.12%             0.73%
BlackRock Bond Income Portfolio.............   --          0.37%       --              0.37%
BlackRock Capital Appreciation
 Portfolio..................................   --          0.72%     0.09%             0.63%
BlackRock Large Cap Value Portfolio.........   --          0.66%     0.03%             0.63%
Brighthouse Asset Allocation 20
 Portfolio.................................. 0.53%         0.65%     0.02%             0.63%

                                                            DISTRIBUTION
                                                               AND/OR
                                               MANAGEMENT      SERVICE       OTHER
PORTFOLIO                                          FEE      (12B-1) FEES   EXPENSES
--------------------------------------------- ------------ -------------- ----------
Brighthouse Asset Allocation 40
 Portfolio...................................    0.06%       --             --
Brighthouse Asset Allocation 60
 Portfolio...................................    0.05%       --             --
Brighthouse Asset Allocation 80
 Portfolio...................................    0.05%       --           0.01%
Brighthouse/Artisan Mid Cap Value
 Portfolio...................................    0.82%       --           0.03%
Brighthouse/Wellington Balanced
 Portfolio...................................    0.46%       --           0.09%
Brighthouse/Wellington Core Equity
 Opportunities Portfolio.....................    0.70%       --           0.02%
Frontier Mid Cap Growth Portfolio............    0.72%       --           0.03%
Jennison Growth Portfolio....................    0.60%       --           0.02%
Loomis Sayles Small Cap Core Portfolio.......    0.90%       --           0.06%
Loomis Sayles Small Cap Growth
 Portfolio...................................    0.90%       --           0.06%
MetLife Aggregate Bond Index Portfolio.......    0.25%       --           0.03%
MetLife Mid Cap Stock Index Portfolio........    0.25%       --           0.05%
MetLife MSCI EAFE(R) Index Portfolio.........    0.30%       --           0.08%
MetLife Russell 2000(R) Index Portfolio......    0.25%       --           0.06%
MetLife Stock Index Portfolio................    0.25%       --           0.02%
MFS(R) Total Return Portfolio................    0.56%       --           0.05%
MFS(R) Value Portfolio.......................    0.70%       --           0.02%
Neuberger Berman Genesis Portfolio...........    0.81%       --           0.04%
T. Rowe Price Large Cap Growth
 Portfolio...................................    0.60%       --           0.02%
T. Rowe Price Small Cap Growth
 Portfolio...................................    0.47%       --           0.03%
VanEck Global Natural Resources
 Portfolio...................................    0.78%       --           0.03%
Western Asset Management Strategic
 Bond Opportunities Portfolio................    0.57%       --           0.03%
Western Asset Management
 U.S. Government Portfolio...................    0.47%       --           0.03%
FRANKLIN TEMPLETON VARIABLE
 INSURANCE PRODUCTS TRUST --
 CLASS 2
Franklin Income VIP Fund.....................    0.45%     0.25%          0.02%
Franklin Mutual Shares VIP Fund..............    0.69%     0.25%          0.03%



                                                ACQUIRED     TOTAL       FEE WAIVER    NET TOTAL
                                               FUND FEES     ANNUAL        AND/OR        ANNUAL
                                                  AND      OPERATING      EXPENSE      OPERATING
PORTFOLIO                                       EXPENSES    EXPENSES   REIMBURSEMENT    EXPENSES
--------------------------------------------- ----------- ----------- --------------- -----------
Brighthouse Asset Allocation 40
 Portfolio................................... 0.57%         0.63%       --            0.63%
Brighthouse Asset Allocation 60
 Portfolio................................... 0.60%         0.65%       --            0.65%
Brighthouse Asset Allocation 80
 Portfolio................................... 0.64%         0.70%       --            0.70%
Brighthouse/Artisan Mid Cap Value
 Portfolio...................................   --          0.85%       --            0.85%
Brighthouse/Wellington Balanced
 Portfolio...................................   --          0.55%       --            0.55%
Brighthouse/Wellington Core Equity
 Opportunities Portfolio.....................   --          0.72%     0.11%           0.61%
Frontier Mid Cap Growth Portfolio............   --          0.75%     0.02%           0.73%
Jennison Growth Portfolio....................   --          0.62%     0.08%           0.54%
Loomis Sayles Small Cap Core Portfolio....... 0.04%         1.00%     0.08%           0.92%
Loomis Sayles Small Cap Growth
 Portfolio...................................   --          0.96%     0.09%           0.87%
MetLife Aggregate Bond Index Portfolio.......   --          0.28%     0.01%           0.27%
MetLife Mid Cap Stock Index Portfolio........ 0.01%         0.31%       --            0.31%
MetLife MSCI EAFE(R) Index Portfolio......... 0.01%         0.39%       --            0.39%
MetLife Russell 2000(R) Index Portfolio...... 0.01%         0.32%       --            0.32%
MetLife Stock Index Portfolio................   --          0.27%     0.01%           0.26%
MFS(R) Total Return Portfolio................   --          0.61%       --            0.61%
MFS(R) Value Portfolio.......................   --          0.72%     0.14%           0.58%
Neuberger Berman Genesis Portfolio...........   --          0.85%     0.01%           0.84%
T. Rowe Price Large Cap Growth
 Portfolio...................................   --          0.62%     0.02%           0.60%
T. Rowe Price Small Cap Growth
 Portfolio...................................   --          0.50%       --            0.50%
VanEck Global Natural Resources
 Portfolio...................................   --          0.81%     0.01%           0.80%
Western Asset Management Strategic
 Bond Opportunities Portfolio................ 0.01%         0.61%     0.05%           0.56%
Western Asset Management
 U.S. Government Portfolio...................   --          0.50%     0.01%           0.49%
FRANKLIN TEMPLETON VARIABLE
 INSURANCE PRODUCTS TRUST --
 CLASS 2
Franklin Income VIP Fund..................... 0.02%         0.74%     0.03%           0.71%
Franklin Mutual Shares VIP Fund..............   --          0.97%       --            0.97%

     The information shown in the table above was provided by the Portfolios. Certain Portfolios and their investment adviser have entered into expense reimbursement and/or fee waiver arrangements that will continue from May 1, 2017 through April 30, 2018. These arrangements can be terminated with respect to these Portfolios only with the approval of the Portfolio's board of directors or trustees. Please see the Portfolios' prospectuses for additional information regarding these arrangements.

     Certain Portfolios that have "Acquired Fund Fees and Expenses" are "funds of funds." A fund of funds invests substantially all of its assets in other underlying funds. Because the Portfolio invests in other funds, it will bear its pro rata portion of the operating expenses of those underlying funds, including the management fee.

     The American Funds Insurance Series and the Franklin Templeton Variable Insurance Products Trust are not affiliated with Metropolitan Life Insurance Company. For information concerning compensation paid for the sale of the Policies, see "Distribution of the Policies."

[GRAPHIC APPEARS HERE]

                       THE COMPANY, THE SEPARATE ACCOUNT
                               AND THE PORTFOLIOS

THE COMPANY

     Metropolitan Life Insurance Company is a wholly-owned subsidiary of MetLife, Inc., a publicly traded company. Our principal office is located at 200 Park Avenue, New York, New York 10166. MetLife is licensed to sell life insurance in all states and the District of Columbia, but we only issue the Policies in New York. We are obligated to pay all benefits under the Policies.


THE SEPARATE ACCOUNT

     Metropolitan Life Separate Account UL is the funding vehicle for the Policies and other variable life insurance policies that we issue. Income and realized and unrealized capital gains and losses of the Separate Account are credited to the Separate Account without regard to any of our other income or capital gains or losses. Although we own the assets of the Separate Account, applicable law provides that the portion of the Separate Account assets equal to the reserves and other liabilities of the Separate Account may not be charged with liabilities that arise out of any other business we conduct. This means that the assets of the Separate Account are not available to meet the claims of our general creditors, and may only be used to support the cash values of the variable life insurance policies issued by the Separate Account.

     We are obligated to pay the death benefit under the Policy even if that amount exceeds the Policy's cash value in the Separate Account. The amount of the death benefit that exceeds the Policy's cash value in the Separate Account is paid from our general account. Death benefits paid from the general account are subject to the financial strength and claims-paying ability of the Company. For other life insurance policies and annuity contracts that we issue, we pay all amounts owed under the policies and contracts from the general account. MetLife is regulated as an insurance company under state law, which generally imposes restrictions on the amount and type of investments in the general account. However, there is no guarantee that we will be able to meet our claims-paying obligations. There are risks to purchasing any insurance product.

     The investment adviser to certain of the Portfolios offered with the Policy or with other variable life insurance policies issued through the Separate Account may be regulated as Commodity Pool Operators. While it does not concede that the Separate Account is a commodity pool, MetLife has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodities Exchange Act ("CEA"), and is not subject to registration or regulation as a pool operator under the CEA.


THE PORTFOLIOS

     Each Investment Division of the Separate Account invests in a corresponding Portfolio. Each Portfolio is part of an open-end management investment company, more commonly known as a mutual fund, that serves as an investment vehicle for variable life insurance and variable annuity separate accounts of various insurance companies. The mutual funds that offer the Portfolios are -the American Funds Insurance Series(R), Brighthouse Funds Trust I, Brighthouse Funds Trust II and the Franklin Templeton Variable Insurance Products Trust. Each of these mutual funds has an investment adviser responsible for overall management of the fund. Some investment advisers have contracted with sub-advisers to make the day-to-day investment decisions for the Portfolios.

     The adviser, sub-adviser and investment objective of each Portfolio are as follows:


PORTFOLIO                       INVESTMENT OBJECTIVE                   INVESTMENT ADVISER/SUBADVISER
-----------------------------   ------------------------------------   --------------------------------
AMERICAN FUNDS INSURANCE
 SERIES(R) -- CLASS 2
American Funds Bond Fund        Seeks as high a level of current       Capital Research and Management
                                income as is consistent with the       Company
                                preservation of capital.
American Funds Global Small     Seeks long-term growth of capital.     Capital Research and Management
 Capitalization Fund                                                   Company

PORTFOLIO                                INVESTMENT OBJECTIVE                      INVESTMENT ADVISER/SUBADVISER
--------------------------------------   ---------------------------------------   -----------------------------------------
American Funds Growth Fund               Seeks growth of capital.                  Capital Research and Management
                                                                                   Company
American Funds Growth-Income             Seeks long-term growth of capital         Capital Research and Management
 Fund                                    and income.                               Company
BRIGHTHOUSE FUNDS TRUST I
AB Global Dynamic Allocation             Seeks capital appreciation and            Brighthouse Investment Advisers, LLC
 Portfolio -- Class B                    current income.                           Subadviser: AllianceBernstein L.P.
Allianz Global Investors Dynamic         Seeks total return.                       Brighthouse Investment Advisers, LLC
 Multi-Asset Plus Portfolio --                                                     Subadviser: Allianz Global Investors
 Class B                                                                           U.S. LLC
American Funds(R) Balanced               Seeks a balance between a high            Brighthouse Investment Advisers, LLC
 Allocation Portfolio -- Class B         level of current income and growth
                                         of capital, with a greater emphasis
                                         on growth of capital.
American Funds(R) Growth Allocation      Seeks growth of capital.                  Brighthouse Investment Advisers, LLC
 Portfolio -- Class B
American Funds(R) Moderate               Seeks a high total return in the form     Brighthouse Investment Advisers, LLC
 Allocation Portfolio -- Class B         of income and growth of capital, with
                                         a greater emphasis on income.
AQR Global Risk Balanced                 Seeks total return.                       Brighthouse Investment Advisers, LLC
 Portfolio -- Class B                                                              Subadviser: AQR Capital Management, LLC
BlackRock Global Tactical Strategies     Seeks capital appreciation and            Brighthouse Investment Advisers, LLC
 Portfolio -- Class B                    current income.                           Subadviser: BlackRock Financial
                                                                                   Management, Inc.
Brighthouse Asset Allocation 100         Seeks growth of capital.                  Brighthouse Investment Advisers, LLC
 Portfolio -- Class A
Brighthouse Balanced Plus                Seeks a balance between a high            Brighthouse Investment Advisers, LLC
 Portfolio -- Class B                    level of current income and growth        Subadviser: Overlay Portion: Pacific
                                         of capital, with a greater emphasis       Investment Management Company LLC
                                         on growth of capital.
Brighthouse/Aberdeen Emerging            Seeks capital appreciation.               Brighthouse Investment Advisers, LLC
 Markets Equity Portfolio --                                                       Subadviser: Aberdeen Asset Managers
 Class A                                                                           Limited
Brighthouse/Templeton International      Seeks current income with capital         Brighthouse Investment Advisers, LLC
 Bond Portfolio -- Class A               appreciation and growth of income.        Subadviser: Franklin Advisers, Inc.
Brighthouse/Wellington Large Cap         Seeks long-term capital                   Brighthouse Investment Advisers, LLC
 Research Portfolio -- Class A           appreciation.                             Subadviser: Wellington Management
                                                                                   Company LLP
Clarion Global Real Estate               Seeks total return through                Brighthouse Investment Advisers, LLC
 Portfolio -- Class A                    investment in real estate securities,     Subadviser: CBRE Clarion Securities LLC
                                         emphasizing both capital
                                         appreciation and current income.
ClearBridge Aggressive Growth            Seeks capital appreciation.               Brighthouse Investment Advisers, LLC
 Portfolio -- Class A                                                              Subadviser: ClearBridge Investments, LLC
Harris Oakmark International             Seeks long-term capital                   Brighthouse Investment Advisers, LLC
 Portfolio -- Class A                    appreciation.                             Subadviser: Harris Associates L.P.
Invesco Balanced-Risk Allocation         Seeks total return.                       Brighthouse Investment Advisers, LLC
 Portfolio -- Class B                                                              Subadviser: Invesco Advisers, Inc.

PORTFOLIO                                INVESTMENT OBJECTIVE                     INVESTMENT ADVISER/SUBADVISER
--------------------------------------   --------------------------------------   ----------------------------------------
Invesco Mid Cap Value Portfolio --       Seeks high total return by investing     Brighthouse Investment Advisers, LLC
 Class A                                 in equity securities of mid-sized        Subadviser: Invesco Advisers, Inc.
                                         companies.
Invesco Small Cap Growth                 Seeks long-term growth of capital.       Brighthouse Investment Advisers, LLC
 Portfolio -- Class A                                                             Subadviser: Invesco Advisers, Inc.
JPMorgan Global Active Allocation        Seeks capital appreciation and           Brighthouse Investment Advisers, LLC
 Portfolio -- Class B                    current income.                          Subadviser: J.P. Morgan Investment
                                                                                  Management Inc.
JPMorgan Small Cap Value                 Seeks long-term capital growth.          Brighthouse Investment Advisers, LLC
 Portfolio -- Class A                                                             Subadviser: J.P. Morgan Investment
                                                                                  Management Inc.
Loomis Sayles Global Markets             Seeks high total investment return       Brighthouse Investment Advisers, LLC
 Portfolio -- Class A                    through a combination of capital         Subadviser: Loomis, Sayles & Company,
                                         appreciation and income.                 L.P.
MetLife Multi-Index Targeted Risk        Seeks a balance between growth of        Brighthouse Investment Advisers, LLC
 Portfolio -- Class B                    capital and current income, with a       Subadviser: Overlay Portion: MetLife
                                         greater emphasis on growth of            Investment Advisors, LLC
                                         capital.
MFS(R) Research International            Seeks capital appreciation.              Brighthouse Investment Advisers, LLC
 Portfolio -- Class A                                                             Subadviser: Massachusetts Financial
                                                                                  Services Company
Morgan Stanley Mid Cap Growth            Seeks capital appreciation.              Brighthouse Investment Advisers, LLC
 Portfolio -- Class A                                                             Subadviser: Morgan Stanley Investment
                                                                                  Management Inc.
Oppenheimer Global Equity                Seeks capital appreciation.              Brighthouse Investment Advisers, LLC
 Portfolio -- Class A                                                             Subadviser: OppenheimerFunds, Inc.
PanAgora Global Diversified Risk         Seeks total return.                      Brighthouse Investment Advisers, LLC
 Portfolio -- Class B                                                             Subadviser: PanAgora Asset Management,
                                                                                  Inc.
PIMCO Inflation Protected Bond           Seeks maximum real return,               Brighthouse Investment Advisers, LLC
 Portfolio -- Class A                    consistent with preservation of          Subadviser: Pacific Investment
                                         capital and prudent investment           Management Company LLC
                                         management.
PIMCO Total Return Portfolio --          Seeks maximum total return,              Brighthouse Investment Advisers, LLC
 Class A                                 consistent with the preservation of      Subadviser: Pacific Investment
                                         capital and prudent investment           Management Company LLC
                                         management.
Pyramis(R) Managed Risk Portfolio --     Seeks total return.                      Brighthouse Investment Advisers, LLC
 Class B                                                                          Subadviser: FIAM LLC
Schroders Global Multi-Asset             Seeks capital appreciation and           Brighthouse Investment Advisers, LLC
 Portfolio -- Class B                    current income.                          Subadvisers: Schroder Investment
                                                                                  Management North America Inc.; Schroder
                                                                                  Investment Management North America
                                                                                  Limited
SSGA Growth and Income ETF               Seeks growth of capital and income.      Brighthouse Investment Advisers, LLC
 Portfolio -- Class A                                                             Subadviser: SSGA Funds Management, Inc.
SSGA Growth ETF Portfolio --             Seeks growth of capital.                 Brighthouse Investment Advisers, LLC
 Class A                                                                          Subadviser: SSGA Funds Management, Inc.

PORTFOLIO                               INVESTMENT OBJECTIVE                       INVESTMENT ADVISER/SUBADVISER
-------------------------------------   ----------------------------------------   -------------------------------------------
T. Rowe Price Mid Cap Growth            Seeks long-term growth of capital.         Brighthouse Investment Advisers, LLC
 Portfolio -- Class A                                                              Subadviser: T. Rowe Price Associates, Inc.
BRIGHTHOUSE FUNDS TRUST II --
 CLASS A
Baillie Gifford International Stock     Seeks long-term growth of capital.         Brighthouse Investment Advisers, LLC
 Portfolio                                                                         Subadviser: Baillie Gifford Overseas
                                                                                   Limited
BlackRock Bond Income Portfolio         Seeks a competitive total return           Brighthouse Investment Advisers, LLC
                                        primarily from investing in                Subadviser: BlackRock Advisors, LLC
                                        fixed-income securities.
BlackRock Capital Appreciation          Seeks long-term growth of capital.         Brighthouse Investment Advisers, LLC
 Portfolio                                                                         Subadviser: BlackRock Advisors, LLC
BlackRock Large Cap Value Portfolio     Seeks long-term growth of capital.         Brighthouse Investment Advisers, LLC
                                                                                   Subadviser: BlackRock Advisors, LLC
Brighthouse Asset Allocation 20         Seeks a high level of current income,      Brighthouse Investment Advisers, LLC
 Portfolio                              with growth of capital as a
                                        secondary objective.
Brighthouse Asset Allocation 40         Seeks high total return in the form of     Brighthouse Investment Advisers, LLC
 Portfolio                              income and growth of capital, with a
                                        greater emphasis on income.
Brighthouse Asset Allocation 60         Seeks a balance between a high             Brighthouse Investment Advisers, LLC
 Portfolio                              level of current income and growth
                                        of capital, with a greater emphasis
                                        on growth of capital.
Brighthouse Asset Allocation 80         Seeks growth of capital.                   Brighthouse Investment Advisers, LLC
 Portfolio
Brighthouse/Artisan Mid Cap Value       Seeks long-term capital growth.            Brighthouse Investment Advisers, LLC
 Portfolio                                                                         Subadviser: Artisan Partners Limited
                                                                                   Partnership
Brighthouse/Wellington Balanced         Seeks long-term capital appreciation       Brighthouse Investment Advisers, LLC
 Portfolio                              with some current income.                  Subadviser: Wellington Management
                                                                                   Company LLP
Brighthouse/Wellington Core Equity      Seeks to provide a growing stream          Brighthouse Investment Advisers, LLC
 Opportunities Portfolio                of income over time and,                   Subadviser: Wellington Management
                                        secondarily, long-term capital             Company LLP
                                        appreciation and current income.
Frontier Mid Cap Growth Portfolio       Seeks maximum capital                      Brighthouse Investment Advisers, LLC
                                        appreciation.                              Subadviser: Frontier Capital Management
                                                                                   Company, LLC
Jennison Growth Portfolio               Seeks long-term growth of capital.         Brighthouse Investment Advisers, LLC
                                                                                   Subadviser: Jennison Associates LLC
Loomis Sayles Small Cap Core            Seeks long-term capital growth from        Brighthouse Investment Advisers, LLC
 Portfolio                              investments in common stocks or            Subadviser: Loomis, Sayles & Company,
                                        other equity securities.                   L.P.
Loomis Sayles Small Cap Growth          Seeks long-term capital growth.            Brighthouse Investment Advisers, LLC
 Portfolio                                                                         Subadviser: Loomis, Sayles & Company,
                                                                                   L.P.

PORTFOLIO                                INVESTMENT OBJECTIVE                      INVESTMENT ADVISER/SUBADVISER
--------------------------------------   ---------------------------------------   -------------------------------------------
MetLife Aggregate Bond Index             Seeks to track the performance of         Brighthouse Investment Advisers, LLC
 Portfolio                               the Bloomberg Barclays                    Subadviser: MetLife Investment Advisors,
                                         U.S. Aggregate Bond Index.                LLC
MetLife Mid Cap Stock Index              Seeks to track the performance of         Brighthouse Investment Advisers, LLC
 Portfolio                               the Standard & Poor's MidCap 400(R)       Subadviser: MetLife Investment Advisors,
                                         Composite Stock Price Index.              LLC
MetLife MSCI EAFE(R) Index Portfolio     Seeks to track the performance of         Brighthouse Investment Advisers, LLC
                                         the MSCI EAFE(R) Index.                   Subadviser: MetLife Investment Advisors,
                                                                                   LLC
MetLife Russell 2000(R) Index            Seeks to track the performance of         Brighthouse Investment Advisers, LLC
 Portfolio                               the Russell 2000(R) Index.                Subadviser: MetLife Investment Advisors,
                                                                                   LLC
MetLife Stock Index Portfolio            Seeks to track the performance of         Brighthouse Investment Advisers, LLC
                                         the Standard & Poor's 500(R)              Subadviser: MetLife Investment Advisors,
                                         Composite Stock Price Index.              LLC
MFS(R) Total Return Portfolio            Seeks a favorable total return            Brighthouse Investment Advisers, LLC
                                         through investment in a diversified       Subadviser: Massachusetts Financial
                                         portfolio.                                Services Company
MFS(R) Value Portfolio                   Seeks capital appreciation.               Brighthouse Investment Advisers, LLC
                                                                                   Subadviser: Massachusetts Financial
                                                                                   Services Company
Neuberger Berman Genesis Portfolio       Seeks high total return, consisting       Brighthouse Investment Advisers, LLC
                                         principally of capital appreciation.      Subadviser: Neuberger Berman Investment
                                                                                   Advisers LLC
T. Rowe Price Large Cap Growth           Seeks long-term growth of capital.        Brighthouse Investment Advisers, LLC
 Portfolio                                                                         Subadviser: T. Rowe Price Associates, Inc.
T. Rowe Price Small Cap Growth           Seeks long-term capital growth.           Brighthouse Investment Advisers, LLC
 Portfolio                                                                         Subadviser: T. Rowe Price Associates, Inc.
VanEck Global Natural Resources          Seeks long-term capital appreciation      Brighthouse Investment Advisers, LLC
 Portfolio                               with income as a secondary                Subadviser: Van Eck Associates
                                         consideration.                            Corporation
Western Asset Management                 Seeks to maximize total return            Brighthouse Investment Advisers, LLC
 Strategic Bond Opportunities            consistent with preservation of           Subadviser: Western Asset Management
 Portfolio                               capital.                                  Company
Western Asset Management                 Seeks to maximize total return            Brighthouse Investment Advisers, LLC
 U.S. Government Portfolio               consistent with preservation of           Subadviser: Western Asset Management
                                         capital and maintenance of liquidity.     Company
FRANKLIN TEMPLETON VARIABLE
 INSURANCE PRODUCTS TRUST --
 CLASS 2
Franklin Income VIP Fund                 Seeks to maximize income while            Franklin Advisers, Inc.
                                         maintaining prospects for capital
                                         appreciation.
Franklin Mutual Shares VIP Fund          Seeks capital appreciation, with          Franklin Mutual Advisers, LLC
                                         income as a secondary goal.

     FOR MORE INFORMATION REGARDING THE PORTFOLIOS AND THEIR INVESTMENT ADVISERS AND SUBADVISERS, SEE THE PORTFOLIO PROSPECTUSES AND THEIR STATEMENTS OF ADDITIONAL INFORMATION, WHICH YOU CAN OBTAIN BY CALLING 1-800-638-5000.

     The Portfolios' investment objectives may not be met. The investment objectives and policies of certain Portfolios are similar to the investment objectives and policies of other funds that may be managed by the same investment adviser or sub-adviser. The investment results of the Portfolios may be higher or lower than the results of these funds. There is no assurance, and no representation is made, that the investment results of any of the Portfolios will be comparable to the investment results of any other fund.

     The Portfolios listed below are managed in a way that is intended to minimize volatility of returns (referred to as a "managed volatility strategy"):

   o AB Global Dynamic Allocation Portfolio

   o Allianz Global Investors Dynamic Multi-Asset Plus Portfolio

   o AQR Global Risk Balanced Portfolio

   o BlackRock Global Tactical Strategies Portfolio

   o Invesco Balanced-Risk Allocation Portfolio

   o JPMorgan Global Active Allocation Portfolio

   o Brighthouse Balanced Plus Portfolio

   o MetLife Multi-Index Targeted Risk Portfolio

   o PanAgora Global Diversified Risk Portfolio

   o Pyramis(R) Managed Risk Portfolio

   o Schroders Global Multi-Asset Portfolio

     Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors or general market conditions. Bond prices may fluctuate because they move in the opposite direction of interest rates. Foreign investing carries additional risks such as currency and market volatility. A managed volatility strategy is designed to reduce volatility of returns to the above Portfolios from investing in stocks and bonds. This strategy seeks to reduce such volatility by "smoothing" returns, which may result in an Portfolio outperforming the general securities market during periods of flat or negative market performance, and underperforming the general securities market during periods of positive market performance.

     This means that in periods of high market volatility, this managed volatility strategy could limit your participation in market gains; this may conflict with your investment objectives by limiting your ability to maximize potential growth of your Policy's cash value and, in turn, the value of any guaranteed benefit that is tied to investment performance. Other Portfolios may offer the potential for higher returns.


SHARE CLASSES OF THE PORTFOLIOS

     The Portfolios offer various classes of shares, each of which has a different level of expenses. The prospectuses for the Portfolios may provide information for share classes that are not available through the Policy. When you consult the prospectus for any Portfolio, you should be careful to refer to only the information regarding the class of shares that is available through the Policy. For the American Funds Insurance Series and the Franklin Templeton Variable Insurance Products Trust, we offer Class 2 shares only; for -Brighthouse Funds Trust I, -we offer Class A and Class B -shares; and for Brighthouse Funds Trust II, we -offer Class A -shares only.


CERTAIN PAYMENTS WE RECEIVE WITH REGARD TO THE PORTFOLIOS

     An investment adviser (other than Brighthouse Investment Advisers, LLC, known prior to March 6, 2017 as MetLife Advisers, LLC and as of the date of this prospectus, our affiliate) or subadviser of a Portfolio, or its affiliates, may make payments to us and/or certain of our affiliates. These payments may be used for a variety of purposes, including payment for expenses for certain administrative, marketing and support services with respect to the Policies and, in our role as intermediary, with respect to the Portfolios. We and our affiliates may profit from these payments. These payments may be derived, in whole or in part, from the advisory fee deducted from Portfolio assets. Policy Owners, through their indirect investment in the Portfolios, bear the costs of these advisory fees (see the Portfolio prospectuses for more information). The amount of the payments we receive is based on a percentage of assets of the Portfolio attributable to the Policies and certain other variable insurance products that we and our affiliates issue. These percentages differ and some advisers or subadvisers (or other affiliates) may pay us more than others. These percentages currently range up to 0.50%. Additionally, an investment adviser (other than Brighthouse Investment Advisers, LLC) or subadviser of a Portfolio or its affiliates may provide us with wholesaling services that assist in the distribution of the Policies and may pay us and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the adviser or subadviser (or their affiliates) with increased access to persons involved in the distribution of the Policies.

     As of the date of this prospectus, we and/or certain of our affiliated insurance companies have joint ownership interests in our affiliated investment adviser Brighthouse Investment Advisers, LLC, which is formed as a "limited liability company." Our ownership interests in Brighthouse Investment Advisers, LLC entitle us to profit distributions if the adviser makes a profit with respect to the advisory fees it receives from the Portfolios. We will benefit accordingly from assets allocated to the Portfolios to the extent they result in profits to the adviser. (See "Fee Tables--Annual Portfolio Operating Expenses" for information on the management fees paid by the Portfolios and the Statement of Additional Information for the Portfolios for information on the management fees paid by the adviser to the subadvisers.) In 2016, MetLife, Inc. announced plans to pursue the separation, through one or more transactions, of a substantial portion of its U.S. retail business, including Brighthouse Investment Advisers, LLC, then known as MetLife Advisers, LLC. The new separate retail business will be organized under a holding company named Brighthouse Financial, Inc. ("Brighthouse"). Following these transactions, Brighthouse Investment Advisers, LLC will be a wholly-owned subsidiary of Brighthouse and will no longer be affiliated with MetLife, and it is expected that MetLife and/or certain of its affiliates will receive payments from Brighthouse Investment Advisers, LLC and/or its affiliates of the type described in the preceding paragraph. Additionally, it is expected that MetLife and/or certain of its affiliates will receive payments from Brighthouse Investment Advisers, LLC and/or its affiliates in an amount approximately equal to the profit distributions they would have received had these transactions not occurred.

     Certain Portfolios have adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940. A Portfolio's 12b-1 Plan, if any, is described in more detail in the Portfolio's prospectus. (See "Fee Tables--Annual Portfolio Expenses" and "Distribution of the Policies.") Any payments we receive pursuant to those 12b-1 Plans are paid to us or our Distributor. Payments under a Portfolio's 12b-1 Plan decrease the Portfolio's investment return.

     For more specific information on the amounts we may receive on account of your investment in the Portfolios, you may call us toll free at 1-800-638-5000.


SELECTION OF THE PORTFOLIOS

     We select the Portfolios offered through the Policy based on a number of criteria, including asset class coverage, the strength of the adviser's or subadviser's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Portfolio's adviser or subadviser is one of our affiliates or whether the Portfolio, its adviser, its subadviser(s), or an affiliate will make payments to us or our affiliates. For additional information on these arrangements, see "Certain Payments We Receive with Regard to the Portfolios" above. In this regard, the profit distributions we receive from our affiliated investment advisers are a component of the total revenue that we consider in configuring the features and investment choices available in the variable insurance products that we and our affiliated insurance companies issue. Since we and our affiliated insurance companies may benefit more from the allocation of assets to Portfolios advised by our affiliates than those that are not, we may be more inclined to offer Portfolios advised by our affiliates in the variable insurance products we issue. We review the Portfolios periodically and may remove a Portfolio or limit its availability to new premium payments and/or transfers of cash value if we determine that the Portfolio no longer meets one or more of the selection criteria, and/or if the Portfolio has not attracted significant allocations from Policy Owners. We may include Portfolios based on recommendations from selling firms. In some cases, the selling firms may receive payments from the Portfolios they recommend and may benefit accordingly from the allocation of cash value to such Portfolios.

     WE DO NOT PROVIDE ANY INVESTMENT ADVICE AND DO NOT RECOMMEND OR ENDORSE ANY PARTICULAR PORTFOLIO. YOU BEAR THE RISK OF ANY DECLINE IN THE CASH VALUE OF YOUR POLICY RESULTING FROM THE PERFORMANCE OF THE PORTFOLIOS YOU HAVE CHOSEN.

VOTING RIGHTS

     We own the Portfolio shares held in the Separate Account and have the right to vote those shares at meetings of the Portfolio shareholders. However, to the extent required by Federal securities law, we will give you, as Policy Owner, the right to instruct us how to vote the shares that are attributable to your Policy.

     We will determine, as of the record date, if you are entitled to give voting instructions and the number of shares to which you have a right of instruction. If we do not receive timely instructions from you, we will vote your shares for, against, or withhold from voting on, any proposition in the same proportion as the shares held in that Investment Division for all policies for which we have received voting instructions. The effect of this proportional voting is that a small number of Policy Owners may control the outcome of a vote.

     We will vote Portfolio shares held by our general account (or any unregistered separate account for which voting privileges were not extended) in the same proportion as the total of (i) shares for which voting instructions were received and (ii) shares that are voted in proportion to such voting instructions.

     We may disregard voting instructions for changes in the investment policy, investment adviser or principal underwriter of a Portfolio if required by state insurance law, or if we (i) reasonably disapprove of the changes and (ii) in the case of a change in investment policy or investment adviser, make a good faith determination that the proposed change is prohibited by state authorities or inconsistent with an Investment Division's investment objectives. If we do disregard voting instructions, the next semi-annual report to Policy Owners will include a summary of that action and the reasons for it.


RIGHTS RESERVED BY METLIFE

     We and our affiliates may change the voting procedures and vote Portfolio shares without Policy Owner instructions, if the securities laws change. We also reserve the right: (1) to add Investment Divisions; (2) to combine Investment Divisions; (3) to substitute shares of another registered open-end management investment company, which may have different fees and expenses, for shares of a Portfolio; (4) to substitute or close an Investment Division to allocations of premium payments or cash value or both, and to existing investments or the investment of future premiums, or both, for any class of Policy or Policy Owner, at any time in our sole discretion; (5) to operate the Separate Account as a management investment company under the Investment Company Act of 1940 or in any other form; (6) to deregister the Separate Account under the Investment Company Act of 1940; (7) to combine it with other Separate Accounts; and (8) to transfer assets supporting the Policies from one Investment Division to another or from the Separate Account to other Separate Accounts, or to transfer assets to our general account as permitted by applicable law. We will exercise these rights in accordance with applicable law, including approval of Policy Owners if required. We will notify you if exercise of any of these rights would result in a material change in the Separate Account or its investments.

     We will not make any changes without receiving any necessary approval of the SEC and applicable state insurance departments. We will notify you of any changes.


                                  THE POLICIES

PURCHASING A POLICY

     To purchase a Policy, you must submit a completed application and an initial premium to us at our Designated Office. (See "Receipt of Communications and Payments at MetLife's Designated Office.") The minimum face amount for the base Policy is $50,000 unless we consent to a lower amount. For Policies acquired through a pension or profit sharing plan qualified under Section 401 of the Internal Revenue Code of 1986, the minimum face amount is $25,000.

     The Policies are available for insureds age 85 or younger. We can provide you with details as to our underwriting standards when you apply for a Policy. We reserve the right to modify our minimum face amount and underwriting requirements at any time. We must receive evidence of insurability that satisfies our underwriting standards before we will issue a Policy. We reserve the right to reject an application for any reason permitted by law.

     We offer other variable life insurance policies that have different death benefits, policy features, and optional programs. However, these other policies also have different charges that would affect your Investment Division performance and cash values. To obtain more information about these other policies, including their eligibility requirements, contact our Designated Office or your registered representative.


REPLACING EXISTING INSURANCE

     It may not be in your best interest to surrender, lapse, change, or borrow from existing life insurance policies or annuity contracts in connection with the purchase of the Policy. You should compare your existing insurance and the Policy carefully. You should replace your existing insurance only when you determine that the Policy is better for you. You may have to pay a surrender charge on your existing insurance, and the Policy will impose a new surrender charge period. You should talk to your financial professional or tax adviser to make sure the exchange will be tax-free. If you surrender your existing policy for cash and then buy the Policy, you may have to pay a tax, including possibly a penalty tax, on the surrender. Because we may not issue the Policy until we have received an initial premium from your existing insurance company, the issuance of the Policy may be delayed.


POLICY OWNER AND BENEFICIARY

     The Policy Owner is named in the application but may be changed from time to time. While the insured is living and the Policy is in force, the Policy Owner may exercise all the rights and options described in the Policy, subject to the terms of any beneficiary designation or assignment of the Policy. These rights include selecting and changing the beneficiary, changing the owner, changing the face amount of the Policy and assigning the Policy. At the death of the Policy Owner who is not the insured, his or her estate will become the Policy Owner unless a successor Policy Owner has been named. The Policy Owner's rights (except for rights to payment of benefits) terminate at the death of the insured.

     The beneficiary is also named in the application. You may change the beneficiary at any time before the death of the insured, unless the beneficiary designation is irrevocable. The beneficiary has no rights under the Policy until the death of the insured and must survive the insured in order to receive the death proceeds. If no named beneficiary survives the insured, we pay proceeds to the Policy Owner.

     A change of Policy Owner or beneficiary is subject to all payments made and actions taken by us under the Policy before we receive a signed change form. You can contact your registered representative or our Designated Office for the procedure to follow.

     You may assign (transfer) your rights in the Policy to someone else. An absolute assignment of the Policy is a change of Policy Owner and beneficiary to the assignee. A collateral assignment of the Policy does not change the Policy Owner or beneficiary, but their rights will be subject to the terms of the assignment. Assignments are subject to all payments made and actions taken by us under the Policy before we receive a signed copy of the assignment form. We are not responsible for determining whether or not an assignment is valid. Changing the Policy Owner or assigning the Policy may have tax consequences. (See "Tax Considerations" below.)


24 MONTH CONVERSION RIGHT

     GENERAL RIGHT. Generally, during the first two Policy years, or in the event of a material change in the investment policy of the Separate Account, you may convert the Policy to fixed benefit coverage by exchanging the Policy for a fixed benefit life insurance policy agreed to by us and issued by us or an affiliate that we name provided that you repay any Policy loans and loan interest, and the Policy has not lapsed. We make the exchange without evidence of insurability. The new policy will have the same base Policy face amount as that being exchanged. The new policy will have the same issue age, risk class and Policy Date as the variable life Policy had.

     Contact our Designated Office or your registered representative for more specific information about the 24 Month Conversion Right. The exchange may result in a cost or credit to you. On the exchange, you may need to make an immediate premium payment on the new policy in order to keep it in force.

EXCHANGE RIGHT

     At least once each year you have the option to transfer all of your cash value to the Fixed Account and apply the cash surrender value to a new policy issued by us or an affiliate which provides paid-up insurance. Paid-up insurance is permanent insurance with no further premiums due. The face amount of the new policy of paid-up insurance may be less than the face amount of the Policy.


                                    PREMIUMS

FLEXIBLE PREMIUMS

     Subject to the limits described below, you choose the amount and frequency of premium payments. You select a Planned Premium schedule, which consists of a first-year premium amount and an amount for subsequent premium payments. This schedule appears in your Policy. YOUR PLANNED PREMIUMS WILL NOT NECESSARILY KEEP YOUR POLICY IN FORCE. You may skip Planned Premium payments or make additional payments. Additional payments could be subject to underwriting. No payment can be less than $50, except with our consent.

     You can pay Planned Premiums on an annual, semi-annual or quarterly schedule, or on a monthly schedule if payments are drawn directly from your checking account under our pre-authorized checking arrangement. We will send premium notices for annual, semi-annual or quarterly Planned Premiums. You may make payments by check or through our pre-authorized checking arrangement. You can change your Planned Premium schedule by sending your request to us at our Designated Office. You may not make premium payments on or after the Policy anniversary when the insured reaches age 121, except for premiums required during the grace period.

     If any payments under the Policy exceed the "7-pay limit" under Federal tax law, your Policy will become a modified endowment contract and you may have more adverse tax consequences with respect to certain distributions than would otherwise be the case if premium payments did not exceed the "7-pay limit." Information about your "7-pay limit" is found in your Policy illustration. If we receive a premium payment 30 days or less before the anniversary of the 7-pay testing period that exceeds the "7-pay limit" and would cause the Policy to become a modified endowment contract, and waiting until the anniversary to apply that payment would prevent the Policy from becoming a modified endowment contract, we may retain the premium payment in a non-interest bearing account and apply the payment to the Policy on the anniversary. If we follow this procedure, we will notify you and give you the option of having the premium payment applied to the Policy before the anniversary. Otherwise, if you make a premium payment that exceeds the "7-pay limit," we will apply the payment to the Policy according to our standard procedures described below and notify you that the Policy has become a modified endowment contract. In addition, if you have selected the guideline premium test, Federal tax law limits the amount of premiums that you can pay under the Policy. You need our consent if, because of tax law requirements, a payment would increase the Policy's death benefit by more than it would increase cash value. We may require evidence of insurability before accepting the payment.

     We allocate net premiums to your Policy's Investment Divisions as of the date we receive the payments at our Designated Office (or at our Administrative Office in Tampa, Florida), if they are received before the close of regular trading on the New York Stock Exchange. Payments received after that time, or on a day that the New York Stock Exchange is not open, will be allocated to your Policy's Investment Divisions on the next day that the New York Stock Exchange is open. (See "Receipt of Communications and Payments at MetLife's Designated Office.")

     Under our current processing, we treat any payment received by us as a premium payment unless it is clearly marked as a loan repayment.


AMOUNT PROVIDED FOR INVESTMENT UNDER THE POLICY

     INVESTMENT START DATE. Your initial net premium is credited with Fixed Account interest as of the investment start date. The investment start date is the later of the Policy Date and the date we first receive a premium payment for the Policy at our Designated Office. (See "Receipt of Communications and Payments at MetLife's Designated Office.")

     PREMIUM WITH APPLICATION. If you make a premium payment with the application, unless you request otherwise, the Policy Date is the date the policy application is approved. Monthly Deductions begin on the Policy Date. You may only make one premium payment with the application. The minimum amount you must pay is set forth in the application. If we decline an application, we refund the premium payment made.

     If you make a premium payment with the application, we will cover the insured under a temporary insurance agreement beginning on the later of the date the application is signed or on the date of any required medical examination. (See "Death Benefits.")

     PREMIUM ON DELIVERY. If you pay the initial premium upon delivery of the Policy, unless you request otherwise, the Policy Date and the investment start date are the date your premium payment is received at our Designated Office. Monthly Deductions begin on the Policy Date.

     BACKDATING. We may sometimes backdate a Policy, if you request, by assigning a Policy Date earlier than the date the Policy application is approved. You may wish to backdate so that you can obtain lower cost of insurance rates, based on a younger insurance age. For a backdated Policy, you must also pay the minimum premiums due for the period between the Policy Date and the investment start date. As of the investment start date, we allocate the net premiums to the Policy, adjusted for monthly Policy charges. For a backdated Policy, the investment start date is the later of the date the policy application is approved and the date your premium is received at our Designated Office.


RIGHT TO EXAMINE POLICY

     You may cancel the Policy within ten days after you receive it. You may return the Policy to our Designated Office (see "Receipt of Communications and Payments at MetLife's Designated Office") or your registered representative. Insurance coverage ends as soon as you return the Policy (determined by postmark, if the Policy is mailed). If you cancel the Policy, we refund any premiums paid.


ALLOCATION OF NET PREMIUMS

     We allocate your initial net premium to the Fixed Account as of the investment start date. We will hold your initial net premium in the Fixed Account for twenty days, and then we make the allocation among the Investment Divisions as you choose. You may allocate any whole percentage to an Investment Division.

     You make the initial premium allocation when you apply for a Policy. You can change the allocation of future premiums at any time thereafter. The change will be effective for premiums applied on or after the date when we receive your request. You may request the change by telephone, by written request (which may be telecopied to us) or over the Internet. (See "Receipt of Communications and Payments at MetLife's Designated Office.")

     When we allocate net premiums to your Policy's Investment Divisions, we convert them into accumulation units of the Investment Divisions. We determine the number of accumulation units by dividing the dollar amount of the net premium by the accumulation unit value. For your initial premium, we use the accumulation unit value on the investment start date. For subsequent premiums, we use the accumulation unit value next determined after receipt of the payment. (See "Cash Value.")


     RECEIPT OF COMMUNICATIONS AND PAYMENTS AT METLIFE'S DESIGNATED OFFICE

     We will treat your request for a Policy transaction, or your submission of a payment, as received by us if we receive a request conforming to our administrative procedures or a payment at our Designated Office before the close of regular trading on the New York Stock Exchange on that day (usually 4:00 p.m. Eastern Time). If we receive it after that time, or if the New York Stock Exchange is not open that day, then we will treat it as received on the next day when the New York Stock Exchange is open. These rules apply regardless of the reason we did not receive your request by the close of regular trading on the New York Stock Exchange--even if due to our delay (such as a delay in answering your telephone call).

     The Designated Office for premium payments is printed on the billing statement we mail to you. If you do not have your billing statement you may call us at 1-800-638-5000 to obtain the address. The address to use depends on whether you purchased the Policy through a registered representative of our former affiliates MetLife Securities, Inc. or New England Securities Corporation, or through another registered representative. If you purchased the Policy through a registered representative of MetLife Securities, Inc. or New England Securities Corporation, premium payments should be mailed to

MetLife, P.O. Box 371351, Pittsburgh, PA 15250-7351. If your representative was not registered with one of these two former affiliates, premium payments should be mailed to MetLife, P.O. Box 371862, Pittsburgh, PA 15250-7862. The Designated Office for other transactions is as follows:


      Payment Inquiries and                       MetLife
      Correspondence                              P.O. Box 354
                                                  Warwick, RI 02887-0354
      Beneficiary and Ownership                   MetLife
      Changes                                     P.O. Box 313
                                                  Warwick, RI 02887-0313
      Surrenders, Loans,                          MetLife
      Withdrawals and                             P.O. Box 543
      Investment Division Transfers               Warwick, RI 02887-0543
      Cancellations (Right to Examine Policy      MetLife
      Period)                                     Free Look Unit
                                                  500 Schoolhouse Road
                                                  Johnstown, PA 15904
      Death Claims                                MetLife
                                                  P.O. Box 353
                                                  Warwick, RI 02887-0353
      Investment Division Transfers and Other     (800) 638-5000
      Telephone Transactions and Inquiries

     You may request a cash value transfer or reallocation of future premiums by written request (which may be telecopied) to us, by telephoning us or over the Internet (subject to our restrictions on frequent transfers). To request a transfer or reallocation by telephone, you should contact your registered representative or contact us at 1-800-638-5000. To request a transfer over the Internet, you may log on to our website at www.metlife.com. We use reasonable procedures to confirm that instructions communicated by telephone, facsimile or Internet are genuine. Any telephone, facsimile or Internet instructions that we reasonably believe to be genuine are your responsibility, including losses arising from any errors in the communication of instructions. However, because telephone and Internet transactions may be available to anyone who provides certain information about you and your Policy, you should protect that information. We may not be able to verify that you are the person providing telephone or Internet instructions, or that you have authorized any such person to act for you.

     Telephone, facsimile, and computer systems (including the Internet) may not always be available. Any telephone, facsimile or computer system, whether it is yours, your service provider's, your registered representative's, or ours, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your request by writing to our Designated Office.

     If you send your premium payments or transaction requests to an address other than the one we have designated for receipt of such payments or requests, we may return the premium payment to you, or there may be a delay in applying the premium payment or transaction to your Policy.


CYBERSECURITY

     Our variable life insurance business is largely conducted through digital communications and data storage networks and systems operated by us and our service providers or other business partners (e.g., the Portfolios and the firms involved in the distribution and sale of our variable life insurance policies). For example, many routine operations, such as processing Policy Owners' requests and elections and day-to-day record keeping, are all executed through computer networks and systems.

     We have established administrative and technical controls and a business continuity plan to protect our operations against cybersecurity breaches. Despite these protocols, a cybersecurity breach could have a material, negative impact on

MetLife and the Separate Account, as well as individual Policy Owners and their Policies. Our operations also could be negatively affected by a cybersecurity breach at a third party, such as a governmental or regulatory authority or another participant in the financial markets.

     Cybersecurity breaches can be intentional or unintentional events, and can occur through unauthorized access to computer systems, networks or devices; infection from computer viruses or other malicious software code; or attacks that shut down, disable, slow or otherwise disrupt operations, business processes or website access or functionality. Cybersecurity breaches can interfere with our processing of Policy transactions, including the processing of transfer orders from our website or with the Portfolios; impact our ability to calculate unit values; cause the release and possible destruction of confidential Policy Owner or business information; or impede order processing or cause other operational issues. Although we continually make efforts to identify and reduce our exposure to cybersecurity risk, there is no guarantee that we will be able to successfully manage this risk at all times.


PAYMENT OF PROCEEDS

     We ordinarily pay any cash surrender value, loan value or death benefit proceeds from the Investment Divisions within seven days after we receive a request, or satisfactory proof of death of the insured (and any other information we need to pay the death proceeds). (See "Receipt of Communications and Payments at MetLife's Designated Office.") However, we may delay payment (except when a loan is made to pay a premium to us) or transfers from the Investment Divisions: (i) if the New York Stock Exchange is closed (other than customary weekend and holiday closing), or if trading on the New York Stock Exchange is restricted as determined by the SEC; or (ii) if an emergency exists as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the net assets of the Separate Account.

     We may withhold payment of surrender, withdrawal or loan proceeds if any portion of those proceeds would be derived from a Policy Owner's check that has not yet cleared (i.e., that could still be dishonored by your banking institution). We may use telephone, facsimile, Internet or other means of communications to verify that payment from the Policy Owner's check has been or will be collected. We will not delay payment longer than necessary for us to verify that payment has been or will be collected. Policy Owners may avoid the possibility of delay in the disbursement of proceeds coming from a check that has not yet cleared by providing us with a certified check.

     We will pay the proceeds in one sum, including either by check, by placing the amount in an account that earns interest, by any other method of payment that provides the beneficiary with immediate and full access to the proceeds, or under other settlement options that we may make available. None of these options vary with the investment performance of the Separate Account. More detailed information concerning settlement options is available in the Statement of Information and on request from our Designated Office. We will pay interest on the proceeds as required by applicable state law.

     Unless otherwise requested and subject to state law, the Policy's death proceeds will generally be paid to the beneficiary through a settlement option called the Total Control Account. The Total Control Account is an interest-bearing account through which the beneficiary has immediate and full access to the proceeds, with unlimited draft writing privileges. We credit interest to the account at a rate that will not be less than a guaranteed minimum annual effective rate. You may also elect to have any Policy surrender proceeds paid into a Total Control Account established for you.

     Assets backing the Total Control Accounts are maintained in our general account and are subject to the claims of our creditors. We will bear the investment experience of such assets; however, regardless of the investment experience of such assets, the interest credited to the Total Control Account will never fall below the applicable guaranteed minimum annual effective rate. Because we bear the investment experience of the assets backing the Total Control Accounts, we may receive a profit from these assets. The Total Control Account is not insured by the FDIC or any other governmental agency.

     Every state has unclaimed property laws which generally declare life insurance policies to be abandoned after a period of inactivity of three to five years from the date any death benefit is due and payable. For example, if the payment of a death benefit has been triggered, and after a thorough search, we are still unable to locate the beneficiary of the death benefit, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the beneficiary or the policy owner last resided, as shown on our books and records. ("Escheatment" is the formal, legal name for this process.) However, the state is obligated to pay the death benefit (without interest) if your beneficiary steps forward to claim it with the proper documentation. To prevent your Policy's death benefit from being paid to the state's abandoned or unclaimed property office, it is important that you update your beneficiary designation--including complete names and complete address--if and as they change. You should contact our Designated Office in order to make a change to your beneficiary designation. (See "Receipt of Communications and Payments at MetLife's Designated Office.")


                                   CASH VALUE

     Your Policy's total cash value includes its cash value in the Separate Account and in the Fixed Account. If you have a Policy loan, the cash value also includes the amount we hold in the Loan Account as a result of the loan. The cash value reflects:

     -- net premium payments

     -- the net investment experience of the Policy's Investment Divisions

     -- interest credited to cash value in the Fixed Account

     -- interest credited to amounts held in the Loan Account for a Policy loan

     -- the death benefit option you choose

     -- Policy charges

     -- partial withdrawals

     -- transfers among the Investment Divisions and the Fixed Account.

     The Policy's total cash value in the Separate Account equals the number of accumulation units credited in each Investment Division multiplied by that Investment Division's accumulation unit value. We convert any premium, interest earned on loan cash value, or cash value allocated to an Investment Division into accumulation units of the Investment Division. Surrenders, partial withdrawals, Policy loans, transfers and charges deducted from the cash value reduce the number of accumulation units credited in an Investment Division. We determine the number of accumulation units by dividing the dollar amount of the transaction by the Investment Division's accumulation unit value next determined following the transaction. (In the case of an initial premium, we use the accumulation unit value on the investment start date.)

     The accumulation unit value of an Investment Division depends on the net investment experience of its corresponding Portfolio and reflects fees and expenses of the Portfolio. We determine the accumulation unit value as of the close of regular trading on the New York Stock Exchange on each day that the Exchange is open for trading by multiplying the most recent accumulation unit value by the net investment factor ("NIF") for that day (see below).

     The NIF for an Investment Division reflects:

     -- the change in net asset value per share of the corresponding Portfolio
        (as of the close of regular trading on the Exchange) from its last value,

     -- the amount of dividends or other distributions from the Portfolio since the last determination of net asset value per share, and

     -- any deductions for taxes that we make from the Separate Account.

     The NIF can be greater or less than one.


                                 DEATH BENEFITS

     If the insured dies while the Policy is in force, we pay a death benefit to the beneficiary. Coverage under the Policy generally begins when you pay the initial premium. If you make a premium payment with the application, we will cover the insured under a temporary insurance agreement for a limited time that begins on the later of the date we receive the premium payment or the date of any required medical examination. Temporary coverage is not available for proposed insureds who have received medical treatment for, or been diagnosed as having, certain conditions or diseases specified in the temporary insurance agreement. The maximum temporary coverage is the lesser of the amount of insurance applied for and $1,000,000.

     DEATH BENEFIT OPTIONS. When you apply for a Policy, you must choose among three death benefit options. If you fail to select a death benefit option in the application, we will seek the required information from you.

     The Option A death benefit is equal to the face amount of the Policy. The Option A death benefit is fixed, subject to increases required by the Internal Revenue Code of 1986 (the "Code").

     The Option B death benefit is equal to the face amount of the Policy, plus the Policy's cash value, if any. The Option B death benefit is also subject to increases required by the Code.

     The Option C death benefit (available if the insured is age 60 or younger) is equal to the face amount of the Policy plus the Policy's cash value until the insured attains age 65, at which time we will increase the Policy's face amount by the amount of the Policy's cash value and thereafter the death benefit will remain level, at the increased face amount, subject to increases required by the Code.

     CHOICE OF TAX TEST. The Internal Revenue Code requires the Policy's death benefit to be not less than an amount defined in the Code. As a result, if the cash value grows to certain levels, the death benefit increases to satisfy tax law requirements.

     When you apply for your Policy, you select which tax test will apply to the death benefit. You will choose between: (1) the guideline premium test, and
(2) the cash value accumulation test. The test you choose at issue cannot be changed.

     Under the GUIDELINE PREMIUM TEST, the amount of premium that can be paid is subject to tax law limits. Additionally, the death benefit will not be less than the cash value times the guideline premium factor. See Appendix A.

     Under the CASH VALUE ACCUMULATION TEST, the death benefit will not be less than the cash value times the net single premium factor set by the Code. Net single premium factors are based on the age, smoking status, and sex (if not unisex) of the insured at the time of the calculation. Sample net single premium factors appear in Appendix A.

     If cash value growth in the later Policy years is your main objective, the guideline premium test may be the appropriate choice because it does not require as high a death benefit as the cash value accumulation test, and therefore cost of insurance charges may be lower, once the Policy's death benefit is subject to increases required by the Code. If you select the cash value accumulation test, you can generally make a higher amount of premium payments for any given face amount, and a higher death benefit may result in the long term. If cash value growth in the early Policy years is your main objective, the cash value accumulation test may be the appropriate choice because it allows you to invest more premiums in the Policy for each dollar of death benefit.

     AGE 121. The death benefit payable under Option A or Option C on or after the insured's attained age 121 will be the greater of:

     -- 101% of the cash value on the date of death, or

     -- the face amount of the base Policy on the Policy anniversary at the insured's attained age 121.

     The death benefit payable under Option B on or after the insured's attained age 121 will be the face amount of the base Policy on the Policy anniversary at the insured's attained age 121, plus the cash value on the date of death.

     The tax consequences of keeping the Policy in force beyond the insured's attained age 121 are unclear.


DEATH PROCEEDS PAYABLE

     The death proceeds we pay are equal to the death benefit on the date of the insured's death, reduced by any outstanding loan and accrued loan interest on that date. If death occurs during the grace period, we reduce the proceeds by the amount of unpaid Monthly Deductions. (See "Lapse and Reinstatement.") We increase the death proceeds (1) by any rider benefits payable and (2) by any cost of insurance charge made for a period beyond the date of death. Riders that can have an effect on the amount of death proceeds payable are the Accelerated Death Benefit Rider, the Accidental Death Benefit Rider and the Options to Purchase Additional Insurance Coverage Rider. (See "Additional Benefits by Rider.")

     We may adjust the death proceeds if the insured's age or sex was misstated in the application, if death results from the insured's suicide within two years from the Policy's date of issue, or if a rider limits the death benefit.

     SUICIDE. If the insured commits suicide within two years from the date of issue, the death benefit will be limited to premiums paid, less any partial withdrawals, less any loan and loan interest outstanding on the date of death. If the insured commits suicide within two years after the effective date of an increase in face amount, the death benefit for such increase may be limited to the Monthly Deductions for the increase.


CHANGE IN DEATH BENEFIT OPTION

     After the first Policy year you may change your death benefit option, subject to our underwriting rules, by written request to our Designated Office. The change will be effective on the monthly anniversary on or following the date we approve your request. We may require proof of insurability. A change in death benefit option may have tax consequences.

     If you change from Option A (or from Option C after the insured's attained age 65) to Option B (or to Option C on or before the insured's attained age
60), we reduce the Policy's face amount if necessary so that the death benefit is the same immediately before and after the change. A face amount reduction below $50,000 requires our consent. If we reduce the face amount, we will first reduce any prior increases in face amount that you applied for, in the reverse order in which the increases occurred, then any remaining initial face amount, and then any increase in face amount from a prior change in death benefit option, but not below the Policy minimum. A partial withdrawal of cash value may be necessary to meet Federal tax law limits on the amount of premiums that you can pay into the Policy. A Surrender Charge may apply to a Policy face amount reduction or partial withdrawal that reduces the face amount on a change from Option A (or from Option C after the insured's attained age 65) to Option B (or to Option C on or before the insured's attained age 60). (See "Surrender Charge.") In addition, if the face amount reduction occurs within 12 months after a face amount increase, we will deduct a proportionate part of the Coverage Expense Charges due with respect to the face amount increase for the remainder of the 12-month period.

     If you change from Option B (or from Option C on or before the insured's attained age 65) to Option A, we increase the Policy's face amount, if necessary, so that the death benefit is the same immediately before and after the change. This increase in face amount is not subject to the Coverage Expense Charge and will not be subject to any Surrender Charge.


INCREASE IN FACE AMOUNT

     You may increase the Policy's face amount. We require satisfactory evidence of insurability, and the insured's attained age must be 85 or less. The minimum amount of increase permitted is $5,000. The increase is effective on the monthly anniversary on or next following our approval of your request. Requests for face amount increases should be submitted to our Designated Office. An increase in face amount may have tax consequences.

     The face amount increase will have its own Target Premium, as well as its own Surrender Charge, current cost of insurance rates, Coverage Expense Charge and Right to Examine Policy and suicide and contestability periods as if it were a new Policy. (See "Surrender Charge", "Monthly Deduction from Cash Value", "Partial Withdrawal" and "Reduction in Face Amount.") When calculating the monthly cost of insurance charge, we attribute the Policy's cash value first to any remaining initial face amount (including any increase in face amount from a prior change in death benefit option), then to any face amount increases in the order in which they were issued, for purposes of determining the net amount at risk.

     We reserve the right to (i) restrict certain Policy changes, such as death benefit increases, or (ii) require the issuance of a new Policy in connection with such Policy changes if we deem it administratively necessary or prudent to do so in order to comply with applicable law, including applicable Federal income tax law.


REDUCTION IN FACE AMOUNT

     After the first Policy year, you may reduce the face amount of your Policy without receiving a distribution of any Policy cash value. If you reduce the face amount of your Policy, we deduct any Surrender Charge that applies from the Policy's cash value in proportion to the amount of the face amount reduction. If the face amount of your Policy is reduced in the first year following a face amount increase, we will also deduct a proportionate part of the Coverage Expense Charges due for the remainder of the first year following the face amount increase.

     A face amount reduction will decrease the Policy's death benefit unless we are increasing the death benefit to satisfy Federal income tax laws, in which case a face amount reduction will not decrease the death benefit unless we deduct a

Surrender Charge from the cash value. A reduction in face amount in this situation may not be advisable. The amount of any face reduction must be at least $5,000, and the face amount remaining after a reduction must meet our minimum face amount requirements for issue, except with our consent.

     If you choose to reduce your Policy's face amount, unless you request otherwise, we will first decrease any prior increases in base Policy face amount that you applied for, in the reverse order in which the increases occurred, then any remaining initial base Policy face amount, and then any increase in face amount from a prior change in death benefit option.

     A reduction in face amount reduces the Federal tax law limits on the amount of premiums that you can pay under the Policy under the guideline premium test. In these cases, a portion of the Policy's cash value may have to be paid to you to comply with Federal tax law.

     A face amount reduction takes effect on the monthly anniversary on or next following the date we receive your request. You can contact your registered representative or the Designated Office for information on face amount reduction procedures.

     A reduction in the face amount of a Policy may create a modified endowment contract or have other adverse tax consequences. If you are contemplating a reduction in face amount, you should consult your tax adviser regarding the tax consequences of the transaction. (See "Tax Considerations.")


                       SURRENDERS AND PARTIAL WITHDRAWALS

SURRENDER

     You may surrender the Policy for its cash surrender value at any time while the insured is living. We determine the cash surrender value as of the date when we receive the surrender request. (See "Receipt of Communications and Payments at MetLife's Designated Office.") The cash surrender value equals the cash value reduced by any Policy loan and accrued interest and by any applicable Surrender Charge. (See "Surrender Charge.") If you surrender the Policy in the first Policy year (or in the first year following a face amount increase), we will also deduct an amount equal to the remaining first year Coverage Expense Charges. We reserve the right to also deduct an amount equal to the remaining first year Policy Charges.

     If you surrender the Policy, coverage will terminate on the monthly anniversary on or next following the date of surrender. If the insured dies on or after the surrender date, but before the termination date, we will reverse the surrender and will pay the Policy's death benefit to the beneficiary, but we will deduct from the death proceeds an amount equal to the cash surrender value paid to you.

     You may apply all or part of the surrender proceeds to a payment option. Once a Policy is surrendered, all coverage and benefits cease and cannot be reinstated. A surrender may result in adverse tax consequences. (See "Tax Considerations" below.)

     The Policies are designed to be long-term investments. As a result, you should be aware that if you surrender your Policy in the first Policy year, the Surrender Charge is likely to exceed the cash value of your Policy and you will receive no proceeds upon surrender.


PARTIAL WITHDRAWAL

     After the first Policy anniversary you may withdraw a portion of the Policy's cash surrender value. A partial withdrawal reduces the Policy's death benefit and may reduce the Policy's face amount if necessary so that the amount at risk under the Policy will not increase. A partial withdrawal may also reduce rider benefits. The minimum amount of a partial withdrawal request must be $500.

     We have the right to limit partial withdrawals to no more than 90% of the cash surrender value. In addition, a partial withdrawal will be limited by any restriction that we currently impose on withdrawals from the Fixed Account. (See "The Fixed Account.") Currently, we permit partial withdrawals equal to the lesser of 100% of the Policy's cash surrender value in the Separate Account as of the beginning of the year, or the maximum amount that can be withdrawn without causing the Policy's face amount to fall below the minimum permitted. (However, we may allow the face amount to fall below the minimum if the Policy has been in force for at least 15 years and the insured's attained age is greater than 55.) You may not make a partial withdrawal that would reduce your cash surrender value to less than the amount of two Monthly Deductions.

We have the right to limit partial withdrawals to 12 per Policy year. Currently we do not limit the number of partial withdrawals. We reserve the right to impose a charge of $25 on each partial withdrawal.

     If a partial withdrawal reduces your Policy's face amount, the amount of the Surrender Charge that will be deducted from your cash value is an amount that is proportional to the amount of the face reduction. The amount deducted will reduce the remaining Surrender Charge payable under the Policy. No Surrender Charge will apply on up to 10% of the cash surrender value withdrawn each year, measured as a percentage of each withdrawal.

EXAMPLE. The following example assumes that a Policy Owner withdraws, in the first month of the second Policy year, 20% of the cash surrender value of a Policy. The insured under the Policy is assumed to be the representative insured shown in the fee table on page A-8 of the prospectus. As shown in the fee table, the Surrender Charge for that insured is $14.00 per $1,000 of Policy face amount. The Policy is assumed to have the other characteristics shown below:


      Face Amount:.................    $           375,000
      Death Benefit Option:........     Option A -- Level
      Cash Value:..................    $            12,000
      Surrender Charge:............    $            -5,250     ($14.00 x $375,000/1,000)
                                       -------------------
      Cash Surrender Value:........    $             6,750
                                                      x 20%
                                       -------------------
      Withdrawal Amount:...........    $             1,350

     The first 10% of cash surrender value, or $675, can be withdrawn free of Surrender Charge. The remaining $675 withdrawn is subject to a portion of the Policy's Surrender Charge -- based on the ratio that such excess withdrawal amount bears to the Policy's face amount less the Surrender Charge, as shown in the formula below:


                         Withdrawal Amount in
                         Excess of Free Withdrawal
                         ----------------------------------
  Surrender Charge   x                                      =   Surrender Charge On Withdrawal
                         Face Amount less Surrender Charge
                         $675
                         ----
  $5,250             x                                      =   $10
                                 $375,000 - $5,250

     Because the Policy has a level death benefit, the withdrawal will cause a dollar for dollar reduction in the Policy's face amount, so that the cash value and the face amount will both be reduced by the $1,350 withdrawal and by the $10 Surrender Charge.

The effect of the withdrawal on the Policy would be as follows:


      Face Amount before Withdrawal................   $375,000
       Withdrawal..................................   - 1,350
       Surrender Charge on Withdrawal..............   - 10
                                                      ----------
      Face Amount after Withdrawal.................   $373,640
      Surrender Charge before Withdrawal...........   $  5,250
       Surrender Charge on Withdrawal..............   - 10
                                                      ----------
      Surrender Charge after Withdrawal............   $  5,240
      Cash Value before Withdrawal.................   $ 12,000
       Withdrawal..................................   - 1,350
       Surrender Charge on Withdrawal..............   - 10
                                                      ----------
      Cash Value after Withdrawal..................   $ 10,640
      Surrender Charge after Withdrawal............   - 5,240
                                                      ----------
      Cash Surrender Value after Withdrawal........   $  5,400

     Any face amount reduction resulting from a partial withdrawal will reduce the face amount in the following order: any prior increases in base Policy face amount that you applied for, in the reverse order in which the increases occurred; any remaining initial face amount; and then any face amount increases resulting from a change in death benefit option, down to the required minimum.

     A partial withdrawal reduces the cash value in the Investment Divisions of the Separate Account and the Fixed Account in the same proportion that the cash value in each bears to the Policy's total unloaned cash value. We determine the amount of cash surrender value paid upon a partial withdrawal as of the date when we receive a request. You can contact your registered representative or our Designated Office for information on partial withdrawal procedures. (See "Receipt of Communications and Payments at MetLife's Designated Office.")

     A reduction in the death benefit as a result of a partial withdrawal may create a modified endowment contract or have other adverse tax consequences. If you are contemplating a partial withdrawal, you should consult your tax adviser regarding the tax consequences. (See "Tax Considerations.")


                                   TRANSFERS

TRANSFER OPTION

     You may transfer your Policy's cash value between and among the Investment Divisions and the Fixed Account. Your right to transfer begins 20 days after we apply your initial premium to the Policy. We reserve the right to limit transfers to four per Policy year and to impose a charge of $25 per transfer. Currently we do not limit the number of transfers per Policy year or impose a charge on transfers. We treat all transfer requests made at the same time as a single request. The transfer is effective as of the date when we receive the transfer request, if the request is received before the close of regular trading on the New York Stock Exchange. Transfer requests received after that time, or on a day that the New York Stock Exchange is not open, will be effective on the next day that the New York Stock Exchange is open. (See "Receipt of Communications and Payments at MetLife's Designated Office.") For special rules regarding transfers involving the Fixed Account, see "The Fixed Account".

     RESTRICTIONS ON FREQUENT TRANSFERS. Frequent requests from Policy Owners to transfer cash value may dilute the value of a Portfolio's shares if the frequent trading involves an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Portfolio and the reflection of that change in the Portfolio's share price ("arbitrage trading"). Frequent transfers involving arbitrage trading may adversely affect the long-term performance of the Portfolios, which may in turn adversely affect Policy Owners and other persons who may have an interest in the Policies (e.g., beneficiaries).

     We have policies and procedures that attempt to detect and deter frequent transfers in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield Portfolios. In addition, as described below, we treat all American Funds Insurance Series portfolios ("American Funds portfolios") as Monitored Portfolios. We monitor the following portfolios:

     American Funds Global Small Capitalization Fund
     Baillie Gifford International Stock Portfolio
     Brighthouse/Aberdeen Emerging Markets Equity Portfolio
     Brighthouse/Templeton International Bond Portfolio
     Clarion Global Real Estate Portfolio
     Harris Oakmark International Portfolio
     Invesco Small Cap Growth Portfolio
     JPMorgan Small Cap Value Portfolio
     Loomis Sayles Global Markets Portfolio
     Loomis Sayles Small Cap Core Portfolio
     Loomis Sayles Small Cap Growth Portfolio
     MetLife MSCI EAFE(R) Index Portfolio
     MetLife Russell 2000(R) Index Portfolio
     MFS(R) Research International Portfolio
     Neuberger Berman Genesis Portfolio

     Oppenheimer Global Equity Portfolio
     T. Rowe Price Small Cap Growth Portfolio
     VanEck Global Natural Resources Portfolio
     Western Asset Management Strategic Bond Opportunities Portfolio

     We employ various means to monitor transfer activity, such as examining the frequency and size of transfers into and out of the Monitored Portfolios within given periods of time. For example, we currently monitor transfer activity to determine if, for each category of international, small-cap, and high-yield Portfolios, in a 12-month period there were, (1) six or more transfers involving the given category; (2) cumulative gross transfers involving the given category that exceed the current cash value; and (3) two or more "round-trips" involving any Portfolio in the given category. A round-trip generally is defined as a transfer in followed by a transfer out within the next seven calendar days or a transfer out followed by a transfer in within the next seven calendar days, in either case subject to certain other criteria. WE DO NOT BELIEVE THAT OTHER PORTFOLIOS PRESENT A SIGNIFICANT OPPORTUNITY TO ENGAGE IN ARBITRAGE TRADING AND THEREFORE DO NOT MONITOR TRANSFER ACTIVITY IN THOSE PORTFOLIOS. We may change the Monitored Portfolios at any time without notice in our sole discretion.

     As a condition to making their portfolios available in our products, American Funds requires us to treat all American Funds portfolios as Monitored Portfolios under our current frequent transfer policies and procedures. Further, American Funds requires us to impose additional specified monitoring criteria for all American Funds portfolios available under the Policy, regardless of the potential for arbitrage trading. We are required to monitor transfer activity in American Funds portfolios to determine if there were two or more transfers in followed by transfers out, in each case of a certain dollar amount or greater, in any 30-day period. A first violation of the American Funds monitoring policy will result in a written notice of violation; each additional violation will result in the imposition of a six-month restriction, during which period we will require all transfer requests to or from an American Funds portfolio to be submitted with an original signature. Further, as Monitored Portfolios, all American Funds portfolios also will be subject to our current frequent transfer policies, procedures and restrictions (described below), and transfer restrictions may be imposed upon a violation of either monitoring policy.

     Our policies and procedures may result in transfer restrictions being applied to deter frequent transfers. Currently, when we detect transfer activity in the Monitored Portfolios that exceeds our current transfer limits, we require future transfer requests to or from any Monitored Portfolios or other identified Portfolios under that Policy to be submitted either (i) in writing with an original signature or (ii) by telephone prior to 10:00 a.m. A first occurrence will result in a warning letter; a second occurrence will result in the imposition of the restriction for a six-month period; a third occurrence will result in the permanent imposition of the restriction. Transfers made under an Automated Investment Strategy are not treated as transfers when we monitor the frequency of transfers.

     The detection and deterrence of harmful transfer activity involves judgments that are inherently subjective, such as the decision to monitor only those Portfolios that we believe are susceptible to arbitrage trading or the determination of the transfer limits. Our ability to detect and/or restrict such transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by Policy Owners to avoid such detection. Our ability to restrict such transfer activity also may be limited by provisions of the Policy. Accordingly, there is no assurance that we will prevent all transfer activity that may adversely affect Policy Owners and other persons with interests in the Policies. We do not accommodate frequent transfers in any Portfolio and there are no arrangements in place to permit any Policy Owner to engage in frequent transfers; we apply our policies and procedures without exception, waiver, or special arrangement.

     The Portfolios may have adopted their own policies and procedures with respect to frequent transfers in their respective shares, and we reserve the right to enforce these policies and procedures. For example, Portfolios may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Although we may not have the contractual authority or the operational capacity to apply the frequent transfer policies and procedures of the Portfolios, we have entered into a written agreement, as required by SEC regulation, with each Portfolio or its principal underwriter that obligates us to provide to the Portfolio promptly upon request certain information about the trading activity of individual Policy Owners, and to execute instructions from the Portfolio to restrict or prohibit further purchases or transfers by specific Policy Owners who violate the frequent transfer policies established by the Portfolio.

     In addition, Policy Owners and other persons with interests in the Policies should be aware that the purchase and redemption orders received by the Portfolios generally are "omnibus" orders from intermediaries such as retirement plans or separate accounts funding variable insurance products. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance products and/or individual retirement plan participants. The omnibus nature of these orders may limit the Portfolios in their ability to apply their frequent transfer policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Portfolios (and thus Policy Owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Portfolios. If a Portfolio believes that an omnibus order reflects one or more transfer requests from Policy Owners engaged in frequent trading, the Portfolio may reject the entire omnibus order.

     In accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time. We also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the Portfolios, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on frequent transfers (even if an entire omnibus order is rejected due to the frequent transfers of a single Policy Owner). You should read the Portfolio prospectuses for more details.

     RESTRICTIONS ON LARGE TRANSFERS. Large transfers may increase brokerage and administrative costs of the underlying Portfolios and may disrupt portfolio management strategy, requiring a Portfolio to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations. We do not monitor for large transfers to or from Portfolios except where the portfolio manager of a particular underlying Portfolio has brought large transfer activity to our attention for investigation on a case-by-case basis. For example, some portfolio managers have asked us to monitor for "block transfers" where transfer requests have been submitted on behalf of multiple Policy Owners by a third party such as an investment adviser. When we detect such large trades, we may impose restrictions similar to those described above where future transfer requests from that third party must be submitted either
(i) in writing with an original signature or (ii) by telephone prior to 10:00 a.m. A first occurrence will result in a warning letter; a second occurrence will result in the imposition of the restriction for a six-month period; a third occurrence will result in the permanent imposition of the restriction.

     In addition to the foregoing, your right to make transfers is subject to limitations or modifications by us if we determine, in our sole opinion, that the exercise of the right by one or more owners with interests in the Investment Divisions is, or would be, to the disadvantage of other owners. Restrictions may be applied in any manner reasonably designed to prevent any use of the transfer right that we consider to be to the disadvantage of other owners. A limitation or modification could be applied to transfers to and from one or more of the Investment Divisions and could include, but is not limited to: (1) the requirement of a minimum time period between each transfer; (2) not accepting a transfer request from a third party acting under authorization on behalf of more than one owner; (3) limiting the dollar amount that may be transferred by an owner between Investment Divisions at any one time; or (4) requiring that a transfer request be provided in writing and signed by the owner.


                        AUTOMATED INVESTMENT STRATEGIES

     You can choose one of five automated investment strategies. You can change or cancel your choice at any time.

     EQUITY GENERATORSM. The Equity Generator allows you to transfer the interest earned in the Fixed Account to any one of the Investment Divisions on each monthly anniversary. The interest earned in the month must be at least $20 in order for the transfer to take place. If less than $20 is earned, no transfer will occur, and the interest not transferred cannot be counted towards the next month's minimum.

     ALLOCATORSM. The Allocator allows you to systematically transfer cash value from the Fixed Account or any one Investment Division (the "source fund") to any number of Investment Divisions. The transfers will take place on each monthly anniversary. You can choose to transfer a specified dollar amount (1) for a specified number of months, or (2) until the source fund is depleted. In either case, you must select a dollar amount that would allow transfers to continue for at least three months.

     ENHANCED DOLLAR COST AVERAGER. With the Enhanced Dollar Cost Averager, cash value is transferred from the EDCA fixed account to the Investment Divisions monthly. You elect the EDCA at issue and select the total dollar amount of cash value to be transferred. The cash value earmarked for the strategy is held in the EDCA fixed account where it may be credited with a rate of interest that is higher than the Fixed Account's current crediting rate. The amount transferred each month to the Investment Divisions equals the total amount earmarked for the strategy divided by 12.

     REBALANCERSM. The Rebalancer allows your Policy's cash value to be automatically redistributed on a quarterly basis among the Investment Divisions and the Fixed Account in accordance with the allocation percentages you have selected.

     INDEX SELECTORSM. The Index Selector allows you to choose one of five asset allocation models which are designed to correlate to various risk tolerance levels. Based on your selection, we allocate 100% of your cash value among the five Investment Divisions that invest in the five index Portfolios available under the Policy (the MetLife Aggregate Bond Index, MetLife MSCI EAFE Index, MetLife Stock Index, MetLife Mid Cap Stock Index and MetLife Russell 2000 Index Portfolios) and the Fixed Account. On a quarterly basis, we will redistribute your cash value among these Investment Divisions and the Fixed Account in order to return your cash value to the original allocation percentages. If you change your allocation of net premiums the Index Selector strategy, including the rebalancing feature, will be terminated.

     We will continue to implement the Index Selector strategy using the percentage allocations of the model that was in effect when you elected the Index Selector strategy. You should consider whether it is appropriate for you to continue using this strategy over time if your risk tolerance, time horizon or financial situation changes. The asset allocation models used in Index Selector may change from time to time. If you are interested in an updated model, please contact your registered representative.

     You may not elect Index Selector unless you purchased the Policy prior to July 1, 2016 through a registered representative of one of our formerly affiliated broker-dealers MetLife Securities, Inc. or New England Securities Corporation. However, ask your registered representative how you might design a similar investment strategy using Rebalancer.

     These automated investment strategies allow you to take advantage of investment fluctuations, but none assures a profit nor protects against a loss. Because certain strategies involve continuous investment in securities regardless of fluctuating price levels of such securities, you should consider your financial ability to continue purchases through periods of fluctuating price levels.

     We reserve the right to modify or terminate any of the automated investment strategies for any reason, including, without limitation, a change in regulatory requirements applicable to such programs. For more information about the automated investment strategies, please contact your registered representative.


                                     LOANS

     You may borrow from your Policy at any time. The maximum amount you may borrow, calculated as of the date of the loan, is the greater of 75% of the Policy's cash surrender value or:

     -- the Policy's cash value, less

     -- any Policy loan balance, less

     -- loan interest due to the next Policy anniversary, less

     -- the most recent Monthly Deduction times the number of months to the next Policy anniversary, less

     -- any Surrender Charge, plus

     -- interest credited on the cash value at the guaranteed interest rate to the next Policy anniversary.

     The minimum loan amount is $500. We make the loan as of the date when we receive a loan request. (See "Receipt of Communications and Payments at MetLife's Designated Office.") You may increase your risk of lapse if you take a loan. You should contact our Designated Office or your registered representative for information on loan procedures.

     A Policy loan reduces the Policy's cash value in the Investment Divisions and the Fixed Account by the amount of the loan. A loan repayment increases the cash value in the Investment Divisions and the Fixed Account by the amount of the repayment. We attribute Policy loans to the Investment Divisions and the Fixed Account in proportion to the cash value in each. We transfer cash value equal to the amount of the loan from the Investment Divisions and the Fixed Account to the Loan Account (which is part of our general account).

     You may repay all or part of your loan at any time while the insured is still alive. When you make a loan repayment, we transfer an amount of cash value equal to the repayment from the Loan Account to the Divisions of the Separate Account and to the Fixed Account in proportion to the cash value in each. (See "Receipt of Communications and Payments at MetLife's Designated Office.")

     We guarantee that the interest rate charged on Policy loans will not be more than 4.0% per year in Policy years 1-10 and 3.0% per year thereafter.

     Policy loan interest is due and payable annually on each Policy anniversary. If not paid when due, we add the interest accrued to the loan amount, and we transfer an amount of cash value equal to the unpaid interest from the Investment Divisions and the Fixed Account to the Loan Account in the same manner as a new loan.

     Cash value in the Loan Account earns interest at not less than 3.0% per year and is transferred on each Policy anniversary to the Investment Divisions and to the Fixed Account in proportion to the cash value in each. The interest credited will also be transferred: (1) when you take a new loan; (2) when you make a full or partial loan repayment; and (3) when the Policy enters the grace period.

     The amount taken from the Policy's Investment Divisions as a result of a loan does not participate in the investment experience of the Investment Divisions. Therefore, loans can permanently affect the death benefit and cash value of the Policy, even if repaid. In addition, we reduce any proceeds payable under a Policy by the amount of any outstanding loan plus accrued interest.

     If a Policy loan is outstanding, it may be better to repay the loan than to pay a premium, because the payment is subject to sales and premium tax charges, and the loan repayment is not subject to charges. (See "Deductions from Premiums.") If you want us to treat a payment as a loan repayment, it should be clearly marked as such.

     A loan that is taken from, or secured by, a Policy may have tax consequences. Although the issue is not free from doubt, we believe that a loan from or secured by a Policy that is not classified as a modified endowment contract should generally not be treated as a taxable distribution. Nevertheless, the tax consequences associated with loans outstanding after the tenth Policy year are uncertain. A tax adviser should be consulted when considering a loan.


                            LAPSE AND REINSTATEMENT

LAPSE

     In general, in any month that your Policy's cash surrender value is not large enough to cover a Monthly Deduction, your Policy will be in default, and may lapse. However, you can prevent your Policy from lapsing, regardless of the amount of your cash surrender value, if the premiums you pay are sufficient to keep the Guaranteed Minimum Death Benefit ("GMDB") in effect.

     The base Policy offers, at no additional charge, a five-year GMDB, a 20-year GMDB and a GMDB that lasts until the insured's age 65. For an additional charge, you can add a Policy rider at issue that provides a GMDB to age 85 or a GMDB to age 121. All Policies are issued with a GMDB, which guarantees that the Policy will remain in force for at least five years if the required Guaranteed Minimum Death Benefit Monthly Premiums ("GMDB Monthly Premiums") are paid when due. The five-year GMDB Monthly Premium is set forth in your Policy. It is the minimum initial periodic premium you can pay into the Policy. Policies will be issued with the 20-year GMDB or the GMDB to age 65 to eligible Policy Owners who elect either of these GMDBs at issue.

     The GMDB Monthly Premium varies depending on the guarantee period, the insured's age, sex (except for unisex policies), smoking status and risk class, the Policy's face amount and the death benefit option chosen. The GMDB Monthly Premium may change in the event that any of the following events occur: an increase or decrease in the base Policy face amount; adding, deleting or changing a rider; a change in death benefit option or the insured's risk class; or a misstatement of the insured's age or sex in the Policy application.

     On each monthly anniversary we test the Policy to determine if the cumulative premiums you have paid, less any partial withdrawals or outstanding loans you have taken, equal or exceed the sum of the GMDB Monthly Premiums due to date for the GMDB you selected. If you meet this test, the GMDB you selected will be in effect. However, even if you have not elected the 20-year GMDB or the GMDB to age 65, if the amount of premiums you pay into the Policy for each Policy month since the

Policy Date is sufficient to meet the requirements of the 20-year GMDB or the GMDB to age 65, in your third annual statement we will notify you that the applicable GMDB is in effect. Conversely, if you have elected the 20-year GMDB or the GMDB to age 65 and your premium payments are insufficient to satisfy the GMDB Monthly Premium requirements, we will notify you that your GMDB will be reduced to the five-year GMDB, the GMDB to age 65, or the 20-year GMDB, as applicable, unless you pay sufficient premiums within 62 days to meet the requirements of the GMDB you originally selected. If, during the first five Policy years, you fail to pay sufficient premiums to keep the five-year GMDB in effect, we will notify you that the GMDB will terminate within 62 days if you fail to pay the required Monthly Premiums. If the guarantee provided by the GMDB terminates, the Policy will continue in force for as long as there is cash surrender value sufficient to pay the Monthly Deduction. If the GMDB terminates, you may reinstate it within nine months provided the Policy remains in force. In order to reinstate the GMDB, you must pay sufficient premiums to satisfy the cumulative premium requirement for the applicable GMDB (five-year, 20-year or to age 65) at the time of reinstatement.

     If the GMDB is in effect and the Policy's cash surrender value is insufficient to cover the Monthly Deduction, the Policy will not lapse. We will take the Monthly Deduction from the Policy's cash value until the cash value has been reduced to zero. At that point, future Monthly Deductions will be waived for as long as the GMDB is in effect.

     If the GMDB is not in effect and the cash surrender value is insufficient to pay the Monthly Deduction, the Policy will enter a 62-day grace period during which you will have an opportunity to pay a premium sufficient to keep the Policy in force. The minimum amount you must pay is the lesser of three Monthly Deductions or, if applicable, the amount necessary to reinstate the GMDB. We will tell you the amount due. If you fail to pay this amount before the end of the grace period, the Policy will terminate.

     Your Policy may also lapse if Policy loans plus accrued interest exceed the Policy's cash value less the Surrender Charge. Your Policy may be protected against lapse in these circumstances if it has been in force for 15 years, the insured has attained age 75, and the other requirements for coverage under the Overloan Protection Rider are met. If your Policy is not so protected, we will notify you that the Policy is going to terminate. The Policy terminates without value unless you make a sufficient payment within the later of 62 days from the monthly anniversary immediately before the date when the excess loan occurs or 31 days after we mail the notice. If the Policy lapses with a loan outstanding, adverse tax consequences may result. (See "Tax Considerations" below.)


REINSTATEMENT

     If your Policy has lapsed, you may reinstate it within three years after the date of lapse if the insured has not attained age 121. If more than three years have passed, you need our consent to reinstate. Reinstatement in all cases requires payment of certain charges described in the Policy and usually requires evidence of insurability that is satisfactory to us. If the Policy lapses and is reinstated during the first five Policy years, only the five-year GMDB will be reinstated. If the Policy lapses after the first five Policy years, the GMDB will terminate and cannot be reinstated. Under no circumstances can the GMDB provided by Policy rider be reinstated following a Policy lapse.

     If we deducted a Surrender Charge on lapse, we credit it back to the Policy's cash value on reinstatement. The Surrender Charge on the date of reinstatement is the same as it was on the date of lapse. When we determine the Surrender Charge and other charges except cost of insurance and the Policy loan interest rate, we do not count the amount of time that a Policy was lapsed.


                          ADDITIONAL BENEFITS BY RIDER

     You can add additional benefits to the Policy by rider, subject to our underwriting and issuance standards. These additional benefits usually require an additional charge as part of the Monthly Deduction from cash value. The rider benefits available with the Policy provide fixed benefits that do not vary with the investment experience of the Separate Account.

     There is no limit on the number of riders you can elect to add to your Policy at issue. However, you may not elect both the Waiver of Monthly Deduction Rider and the Waiver of Specified Premium Rider.

     The following riders, some of which have been described previously, are available:

     CHILDREN'S TERM INSURANCE RIDER, which provides term insurance on the lives of children of the insured.

     WAIVER OF MONTHLY DEDUCTION RIDER, which provides for waiver of Monthly Deductions in the event of the disability of the insured.

     WAIVER OF SPECIFIED PREMIUM RIDER, which provides for waiver of a specified amount of monthly premium in the event of the disability of the insured.

     OPTIONS TO PURCHASE ADDITIONAL INSURANCE COVERAGE RIDER, which allows the Owner to purchase additional coverage on the insured without providing evidence of insurability.

     ACCELERATION OF DEATH BENEFIT RIDER, which allows a Policy Owner to accelerate payment of all or part of the Policy's death benefit if the insured is terminally ill. In calculating the Accelerated Death Benefit, we assume that death occurs one year from the date of claim and we discount the future death benefit using an interest rate not to exceed the greater of (1) the current yield on 90-day Treasury bills, and (2) the maximum policy loan interest rate under the Policy. The Policy Owner must accelerate at least $50,000 (or 25% of the death benefit, if less), but not more than the greater of $250,000 or 10% of the death benefit. As an example, if a Policy Owner accelerated the death benefit of a Policy with a face amount of $1,000,000, the maximum amount that could be accelerated would be $250,000. Assuming an interest rate of 6%, the present value of the benefit would be $235,849. If we exercised our reserved right to impose a $150 processing fee, the benefit payable would be $235,849 less $150, or $235,699.

     GUARANTEED SURVIVOR INCOME BENEFIT RIDER, which provides the beneficiary with the option of exchanging the Policy's death benefit for enhanced monthly income payments for life.

     ACCIDENTAL DEATH BENEFIT RIDER, which provides for the payment of an additional death benefit in the event of the insured's death by accident.

     GUARANTEED MINIMUM DEATH BENEFIT RIDER, which provides for a guaranteed death benefit until the insured's age 85 or the insured's age 121.

     OVERLOAN PROTECTION RIDER, which provides protection from Policy lapse due to an excess Policy loan.

     Riders in addition to those listed above may be made available. You should consult your registered representative regarding the availability of riders.


                               THE FIXED ACCOUNT

     You may allocate net premiums and transfer cash value to the Fixed Account, which is part of MetLife's general account. Because of exemptive and exclusionary provisions in the Federal securities laws, interests in the Fixed Account are not registered under the Securities Act of 1933. Neither the Fixed Account nor the general account is registered as an investment company under the Investment Company Act of 1940. Therefore, neither the Fixed Account, the general account nor any interests therein are generally subject to the provisions of these Acts, and the SEC does not review Fixed Account disclosure. This disclosure may, however, be subject to certain provisions of the Federal securities laws on the accuracy and completeness of prospectuses.


GENERAL DESCRIPTION

     Our general account includes all of our assets except assets in the Separate Account or in our other separate accounts. We decide how to invest our general account assets. Fixed Account allocations do not share in the actual investment experience of the general account. Instead, we guarantee that the Fixed Account will credit interest at an annual effective rate of at least 3%. We may or may not credit interest at a higher rate. We declare the current interest rate for the Fixed Account periodically. The Fixed Account earns interest daily.


VALUES AND BENEFITS

     Cash value in the Fixed Account increases from net premiums allocated and transfers to the Fixed Account and Fixed Account interest, and decreases from loans, partial withdrawals made from the Fixed Account, charges and transfers from the Fixed Account. We deduct charges from the Fixed Account and the Policy's Investment Divisions in proportion to the amount of cash value in each. (See "Monthly Deduction from Cash Value.") A Policy's total cash value includes cash value in the Separate Account, the Fixed Account, and any cash value held in the Loan Account due to a Policy loan.

     Cash value in the Fixed Account is included in the calculation of the Policy's death benefit in the same manner as the cash value in the Separate Account. (See "Death Benefits.")


POLICY TRANSACTIONS

     Except as described below, the Fixed Account has the same rights and limitations regarding premium allocations, transfers, loans, surrenders and partial withdrawals as the Separate Account. The following special rules apply to the Fixed Account.

     Twenty days after we apply the initial premium to the Policy you may transfer cash value from the Fixed Account to the Separate Account. The amount of any transfer must be at least $50, unless the balance remaining would be less than $50, in which case you may withdraw or transfer the entire Fixed Account cash value. After the first Policy year you may withdraw cash value from the Fixed Account. The amount of any partial withdrawal, net of applicable Surrender Charges, must be at least $500. No amount may be withdrawn from the Fixed Account that would result in there being insufficient cash value to meet any Surrender Charges that would be payable immediately following the withdrawal upon the surrender of the remaining cash value in the Policy. We reserve the right to only allow transfers and withdrawals from the Fixed Account during the 30-day period that follows the Policy anniversary. The total amount of transfers and withdrawals in a Policy year may not exceed the greater of (a) 25% of the Policy's cash surrender value in the Fixed Account at the beginning of the Policy year, (b) the previous Policy year's maximum allowable withdrawal amount, and (c) 100% of the cash surrender value in the Fixed Account if withdrawing the greater of (a) and (b) would result in a Fixed Account balance of $50 or less. We are not currently imposing the maximum limit on transfers and withdrawals from the Fixed Account, but we reserve the right to do so.

     There is currently no transaction charge for partial withdrawals or transfers. We reserve the right to limit partial withdrawals to 12 and transfers to four in a Policy year and to impose a charge of $25 for each partial withdrawal or transfer. We may revoke or modify the privilege of transferring amounts to the Fixed Account at any time. We may also modify the privilege of transferring amounts from the Fixed Account at any time. Partial withdrawals will result in the imposition of any applicable Surrender Charges.

     Unless you request otherwise, a Policy loan reduces the Policy's cash value in the Investment Divisions and the Fixed Account proportionately. We allocate all loan repayments in the same proportion that the cash value in each Investment Division and the Fixed Account bears to the Policy's total unloaned cash value. The amount transferred from the Policy's Investment Divisions and the Fixed Account as a result of a loan earns interest at an effective rate of at least 3% per year, which we credit to the Policy's cash value in the Investment Divisions and the Fixed Account in proportion to the Policy's cash value in each on the day it is credited.

     We take partial withdrawals from the Policy's Investment Divisions and the Fixed Account in the same proportion that the cash value in each account bears to the Policy's total unloaned cash value.

     We can delay transfers, surrenders, withdrawals and Policy loans from the Fixed Account for up to six months. We will not delay loans to pay premiums on policies issued by us.


                                    CHARGES

     We make certain charges and deductions under the Policy. These charges and deductions compensate us for: (1) services and benefits we provide; (2) costs and expenses we incur; and (3) risks we assume.

Services and benefits we provide:

   o the death benefit, cash, and loan benefits under the Policy

   o investment options, including premium allocations

   o administration of elective options

   o the distribution of reports to Policy Owners

Costs and expenses we incur:

   o costs associated with processing and underwriting applications, and with issuing and administering the Policy (including any riders)

   o overhead and other expenses for providing services and benefits

   o sales and marketing expenses

   o other costs of doing business, such as collecting premiums, maintaining records, processing claims, effecting transactions, and paying federal, state, and local premium and other taxes and fees

Risks we assume:

   o that the cost of insurance charges we may deduct are insufficient to meet our actual claims because the insureds die sooner than we estimate

   o that the cost of providing the services and benefits under the Policies exceed the charges we deduct

     The amount of a charge may not necessarily correspond to the costs of the services or benefits that are implied by the name of the charge or that are associated with the particular Policy. For example, the sales charge and Surrender Charge may not fully cover all of our sales and distribution expenses, and we may use proceeds from other charges, including the Mortality and Expense Risk Charge and the cost of insurance charge, to help cover those expenses. We may profit from certain Policy charges.


DEDUCTIONS FROM PREMIUMS

     Prior to the allocation of a premium, we deduct a percentage of your premium payment. We credit the remaining amount (the net premium) to the Investment Divisions and the Fixed Account according to your allocation instructions. The deductions we make from each premium payment are the sales charge, the premium tax charge, and the federal tax charge.

     SALES CHARGE. We deduct a 2.25% sales charge from each premium payment.

     Currently, the sales charge is only deducted from premium payments that are less than or equal to the Target Premium.

     PREMIUM TAX CHARGE. We deduct 2.0% from each premium for premium taxes and administrative expenses. Premium taxes vary from state to state, but we deduct a flat 2.0%, which is based on an average of such taxes. Administrative expenses covered by this charge include those related to premium tax and certain other state filings.

     FEDERAL TAX CHARGE. We deduct 1.25% from each premium for our Federal income tax liability related to premiums.
--------------------------------------------------------------------------------
     EXAMPLE: The following chart shows the net amount that we would allocate to the Policy assuming a premium payment of $4,000 (and a Target Premium of $2,000).


               NET
 PREMIUM     PREMIUM
---------   ---------
  $4,000     $4,000
               -175     (2.25% x $2,000) + (3.25% x $4,000) = total sales, premium tax and Federal tax charges
             ------
             $3,825     Net Premium

--------------------------------------------------------------------------------

SURRENDER CHARGE


     If, during the first ten Policy years, or during the first ten Policy years following a face amount increase, you surrender or lapse your Policy, reduce the face amount, or make a partial withdrawal or change in death benefit option that reduces the face amount, then we will deduct a Surrender Charge from the cash value. The maximum Surrender Charge is shown in your Policy.

     No Surrender Charge will apply on up to 10% of the cash surrender value withdrawn each year.

     The Surrender Charge depends on the face amount of your Policy and the issue age, sex (except for unisex policies), risk class and smoker status of the insured. The Surrender Charge remains level for an initial period following Policy issue (or following an increase in face amount), and then declines proportionately, on a monthly basis, until the last month of the tenth

Policy year (or the tenth year following the face amount increase). The initial period during which the Surrender Charge remains level before it begins to decline will be at least one year, but no more than three years, and will be specified in your Policy.

     The table below shows the maximum Surrender Charge that could apply under any Policy during the first Policy year (or the first year following a face amount increase) and in the last month of each Policy year thereafter. If your Policy is subject to the maximum Surrender Charge shown in the table for Policy Year 1, your Surrender Charge will begin to decline in the second Policy year (or the second year following the face amount increase), so that it will not exceed, in the last month of the second Policy year, the amount shown in the table for Policy Year 2. If your Policy is not subject to the maximum Surrender Charge in the first Policy year, then your Surrender Charge will remain level beyond the first Policy year (or the first year following a face amount increase), but in no event for more than three years.


                                     FOR POLICIES WHICH        THE MAXIMUM
                                      ARE SURRENDERED,       SURRENDER CHARGE
                                          LAPSED OR         PER $1,000 OF BASE
                                       REDUCED DURING       POLICY FACE AMOUNT
                                    --------------------   -------------------
      Entire Policy Year                      1                   $38.25
      Last Month of Policy Year               2                    35.81
                                              3                    32.56
                                              4                    31.74
                                              5                    29.84
                                              6                    27.13
                                              7                    24.42
                                              8                    18.99
                                              9                     9.50
                                             10                     0.00

     In the case of a face amount reduction or a partial withdrawal or change in death benefit option that results in a face amount reduction, we deduct any Surrender Charge that applies from the Policy's remaining cash value in an amount that is proportional to the amount of the Policy's face amount surrendered. (See "Reduction in Face Amount," "Partial Withdrawal" and "Change in Death Benefit Option.")

     If you surrender the Policy (or a face amount increase) in the first Policy year (or in the first year following the face amount increase) we will deduct from the surrender proceeds an amount equal to the remaining first year Coverage Expense Charges. We reserve the right to also deduct an amount equal to the remaining first year Policy Charges. If you reduce the face amount of your Policy in the first year following a face amount increase, we will deduct from your cash value a proportionate amount of the remaining first year Coverage Expense Charges, based on the ratio of the face amount reduction to the Policy's original face amount.

     The Surrender Charge reduces the Policy's cash value in the Investment Divisions and the Fixed Account in proportion to the amount of the Policy's cash value in each. However, if you designate the accounts from which a partial withdrawal is to be taken, the charge will be deducted proportionately from the cash value of the designated accounts.


PARTIAL WITHDRAWAL CHARGE

     We reserve the right to impose a $25 processing charge on each partial withdrawal. If imposed, this charge would compensate us for administrative costs in generating the withdrawn payment and in making all calculations that may be required because of the partial withdrawal. We are currently waiving this charge.


TRANSFER CHARGE

     We reserve the right to impose a $25 processing charge on each transfer between Investment Divisions or between an Investment Division and the Fixed Account to compensate us for the costs of processing these transfers. If imposed, transfers under one of our Automated Investment Strategies would not count as transfers for the purpose of assessing this charge. We are currently waiving this charge.

ILLUSTRATION OF BENEFITS CHARGE

     We reserve the right to impose a $25 charge for each illustration of Policy benefits that you request in excess of one per year. If imposed, this charge would compensate us for the cost of preparing and delivering the illustration to you. We are currently waiving this charge.


MONTHLY DEDUCTION FROM CASH VALUE

     On the first day of each Policy month, starting with the Policy Date, we deduct the "Monthly Deduction" from your cash value.

     -- If your Policy is protected against lapse by a Guaranteed Minimum Death
        Benefit, we make the Monthly Deduction each month regardless of the amount of your cash surrender value. If your cash surrender value is insufficient to pay the Monthly Deduction in any month, your Policy will not lapse, but the shortfall will, in effect, cause your cash surrender value to have a negative balance. (See "Lapse and Reinstatement.")

     -- If a Guaranteed Minimum Death Benefit is not in effect, and the cash surrender value is not large enough to cover the entire Monthly Deduction, we will make the deduction to the extent cash value is available, but the Policy will be in default, and it may lapse. (See "Lapse and Reinstatement.")

     There is no Monthly Deduction on or after the Policy anniversary when the insured attains age 121.

     The Monthly Deduction reduces the cash value in each Investment Division and in the Fixed Account (and, if applicable, in the EDCA account) in proportion to the cash value in each. However, you may request that we charge the Monthly Deduction to a specific Investment Division or to the Fixed Account. If, in any month, the designated account has insufficient cash value to cover the Monthly Deduction, we will first reduce the designated account cash value to zero and then charge the remaining Monthly Deduction to all Investment Divisions and, if applicable, the Fixed Account, in proportion to the cash value in each.

     The Monthly Deduction includes the following charges:

     POLICY CHARGE. The Policy Charge is equal to $15.00 per month in the first Policy year and $8.00 per month thereafter. The Policy Charge is $12 per month in the first Policy year and $9 per month thereafter for Policies issued with face amounts of less than $50,000. No Policy Charge applies to Policies issued with face amounts equal to or greater than $250,000. The Policy Charge compensates us for administrative costs such as record keeping, processing death benefit claims and policy changes, preparing and mailing reports, and overhead costs.

     COVERAGE EXPENSE CHARGE. We impose a monthly charge for the costs of underwriting, issuing (including sales commissions), and administering the Policy or the face amount increase. The monthly charge is imposed on the base Policy face amount and varies by the base Policy's face amount and duration, and by the insured's issue age, smoking status, risk class (at the time the Policy or a face amount increase is issued), and, except for unisex Policies, the insured's sex. Currently, we only impose the Coverage Expense Charge during the first eight Policy years, and during the first eight years following a requested face amount increase.

     MONTHLY CHARGES FOR THE COST OF INSURANCE. This charge covers the cost of providing insurance protection under your Policy. The cost of insurance charge for a Policy month is equal to the "amount at risk" under the Policy, multiplied by the cost of insurance rate for that Policy month. We determine the amount at risk on the first day of the Policy month. The amount at risk is the amount by which the death benefit (generally discounted at the monthly equivalent of 3% per year) exceeds the Policy's cash value. The amount at risk is affected by investment performance, loans, premium payments, fees and charges, partial withdrawals and face amount reductions.

     The guaranteed cost of insurance rates for a Policy depend on the insured's

     -- smoking status

     -- risk class

     -- attained age

     -- sex (if the Policy is sex-based).

     The current cost of insurance rates will depend on the above factors, plus

     -- the insured's age at issue (and at the time of any face amount increase)

     -- the Policy year (and the year of any face amount increase)

     -- the Policy's face amount.

     We guarantee that the rates for underwritten Policies will not be higher than rates based on

     -- the 2001 Commissioners Standard Ordinary Mortality Tables (the "2001
        CSO Tables") with smoker/ nonsmoker modifications, for Policies issued on non-juvenile insureds (age 18 and above at issue), adjusted for substandard ratings or flat extras, if applicable

     -- the 2001 CSO Aggregate Tables (Nonsmoker Tables for attained age 16 and older), for Policies issued on juvenile insureds (below age 18 at issue).

     The actual rates we use may be lower than the maximum rates, depending on our expectations about our future mortality and expense experience, lapse rates, taxes and investment earnings. We review the adequacy of our cost of insurance rates and other non-guaranteed charges periodically and may adjust them. Any change will apply prospectively.

     The risk classes we use are

     -- for Policies issued on non-juvenile insureds: preferred smoker, standard smoker, rated smoker, elite nonsmoker, preferred nonsmoker, standard nonsmoker, and rated nonsmoker.

     -- for Policies issued on juvenile insureds: standard and rated (with our consent).

     Rated Policies have higher cost of insurance deductions. We base the guaranteed maximum mortality charges for substandard ratings on multiples of the 2001 CSO Tables.

     The following standard or better smoker and non-smoker classes are available for underwritten Policies:

     -- elite nonsmoker for Policies with face amounts of $250,000 or more where the issue age is 18 through 80;

     -- preferred smoker and preferred nonsmoker for Policies with face amounts of $100,000 or more where the issue age is 18 through 80;

     -- standard smoker and standard nonsmoker for Policies with face amounts of $50,000 or more ($25,000 for pension plans) where the issue age is 18 through 85.

     The elite nonsmoker class generally offers the best current cost of insurance rates, and the preferred classes generally offer better current cost of insurance rates than the standard classes.

     Cost of insurance rates are generally lower for nonsmokers than for smokers and generally lower for females than for males. Within a given risk class, cost of insurance rates are generally lower for insureds with lower issue ages. For Policies sold in connection with some employee benefit plans, cost of insurance rates (and Policy values and benefits) do not vary based on the sex of the insured.

     We may offer Policies on a guaranteed issue basis to certain group or sponsored arrangements. We issue these Policies up to predetermined face amount limits. Because we issue these Policies based on minimal underwriting information, they may present a greater mortality cost to us than Policies issued in a standard class. Therefore, these Policies will be issued with a risk class of standard smoker or standard nonsmoker, but will be subject to an additional flat extra charge. However, the overall cost of insurance deduction for a Policy issued on a guaranteed issue basis will not exceed the maximum cost of insurance deduction imposed under fully underwritten Policies.

     CHARGES FOR ADDITIONAL BENEFITS. We charge monthly for the cost of any additional rider benefits (other than for the Acceleration of Death Benefit and the Overloan Protection Riders, for which we deduct a one-time fee at the time of exercise) as described in the rider form.

     MORTALITY AND EXPENSE RISK CHARGE. We impose a monthly charge for our mortality and expense risks.

     The mortality risk we assume is that insureds may live for shorter periods of time than we estimated. The expense risk is that our costs of issuing and administering the Policies may be more than we estimated. The charge is imposed on the cash value in the Separate Account, but the rate we charge is determined by the cash value in the Separate Account and the Fixed Account. The rate is determined on each monthly anniversary and varies based on the Policy year and the Policy's net cash value in relation to the Policy's Target Premium. As shown in the table below, the rate declines as the Policy's net cash value and the Policy years increase. The charge is guaranteed not to exceed 0.80% in Policy years 1-10, 0.35% in Policy years 11-19, 0.20% in Policy years 20-29 and 0.05% thereafter.


                                                  CHARGE APPLIED
                                                 TO CASH VALUE IN
 POLICY YEAR            NET CASH VALUE           SEPARATE ACCOUNT
-------------   -----------------------------   -----------------
                    < 5 target premiums         0.60%
                 5 but < 10 target premiums     0.55%
    1 - 10      10 but < 20 target premiums     0.30%
                 20 target premiums or more     0.15%
----            -----------------------------   ----
                    < 5 target premiums         0.35%
                 5 but < 10 target premiums     0.30%
   11 - 19      10 but < 20 target premiums     0.15%
                 20 target premiums or more     0.10%
----            -----------------------------   ----
                    < 5 target premiums         0.20%
                 5 but < 10 target premiums     0.15%
   20 - 29      10 but < 20 target premiums     0.10%
                 20 target premiums or more     0.05%
----            -----------------------------   ----
     30+                                        0.05%

LOAN INTEREST SPREAD

     We charge you interest on a loan at a maximum effective rate of 4.0% per year in Policy years 1-10 and 3.0% per year thereafter, compounded daily. We also credit interest on the amount we take from the Policy's accounts as a result of the loan at a minimum annual effective rate of 3% per year, compounded daily. As a result, the loan interest spread will never be more than 1.00%.


CHARGES AGAINST THE PORTFOLIOS AND THE INVESTMENT DIVISIONS OF THE SEPARATE
   ACCOUNT

     CHARGES FOR INCOME TAXES. We currently do not charge the Separate Account for income taxes, but in the future we may make such a charge, if appropriate. We have the right to make a charge for any taxes imposed on the Policies in the future. (See "MetLife's Income Taxes".)

     PORTFOLIO EXPENSES. There are daily charges against the Portfolio assets for investment advisory services and fund operating expenses. These are described in the Fee Table as well as in the Portfolio prospectuses.


                               TAX CONSIDERATIONS

INTRODUCTION

     The following summary provides a general description of the Federal income tax considerations associated with the Policy and does not purport to be complete or to cover all tax situations. The summary does not address state, local or foreign tax issues related to the Policy. This discussion is not intended as tax advice. Counsel or other competent tax advisers should be consulted for more complete information. This discussion is based upon our understanding of the present Federal income tax laws. No representation is made as to the likelihood of continuation of the present Federal income tax laws or as to how they may be interpreted by the Internal Revenue Service. It should be further understood that the following discussion is not exhaustive and that special rules not described herein may be applicable in certain situations.

TAX STATUS OF THE POLICY

     In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a Policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we anticipate that the Policy should be deemed to be a life insurance contract under Federal tax law. However, if your Policy is issued on a substandard basis, there is additional uncertainty. Moreover, if you elect the Acceleration of Death Benefit Rider, the tax qualification consequences associated with continuing the Policy after a distribution is made under the rider are unclear. We may take appropriate steps to bring the Policy into compliance with applicable requirements, and we reserve the right to restrict Policy transactions in order to do so. The insurance proceeds payable on the death of the insured will never be less than the minimum amount required for the Policy to be treated as life insurance under section 7702 of the Internal Revenue Code, as in effect on the date the Policy was issued.

     In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets. Although published guidance in this area does not address certain aspects of the Policies, we believe that the Owner of a Policy should not be treated as the owner of the Separate Account assets. We reserve the right to modify the Policies to bring them into conformity with applicable standards should such modification be necessary to prevent Owners of the Policies from being treated as the owners of the underlying Separate Account assets.

     In addition, the Code requires that the investments of the Separate Account be "adequately diversified" in order for the Policies to be treated as life insurance contracts for Federal income tax purposes. It is intended that the Separate Account, through the Portfolios, will satisfy these diversification requirements. If Portfolio shares are sold directly to either non-qualified plans or to tax-qualified retirement plans that later lose their tax qualified status, there could be adverse consequences under the diversification rules.

     The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.


TAX TREATMENT OF POLICY BENEFITS

     IN GENERAL. The death benefit under a Policy should generally be excludible from the gross income of the beneficiary for Federal income tax purposes.

     In the case of employer-owned life insurance as defined in Section 101(j), the amount of the death benefit excludable from gross income is limited to premiums paid unless the Policy falls within certain specified exceptions and a notice and consent requirement is satisfied before the Policy is issued. Certain specified exceptions are based on the status of an employee as highly compensated, a director, or recently employed. There are also exceptions for Policy proceeds paid to an employee's heirs. These exceptions only apply if proper notice is given to the insured employee and consent is received from the insured employee before the issuance of the Policy. These rules apply to Policies issued August 18, 2006 and later and also apply to policies issued before August 18, 2006 after a material increase in the death benefit or other material change. An IRS reporting requirement applies to employer-owned life insurance subject to these rules. Because these rules are complex and will affect the tax treatment of death benefits, it is advisable to consult tax counsel.

     The death benefit will also be taxable in the case of a transfer-for-value unless certain exceptions apply.

     Federal, state and local estate, inheritance and other tax consequences of ownership, or receipt of Policy proceeds, depend on the circumstances of each Policy Owner or beneficiary. A tax adviser should be consulted on these circumstances.

     Generally, the Policy Owner will not be deemed to be in constructive receipt of the Policy cash value until there is a distribution or a deemed distribution. When distributions from a Policy occur, or when loans are taken from or secured by a Policy, the tax consequences depend on whether the Policy is classified as a modified endowment contract ("MEC").

     MODIFIED ENDOWMENT CONTRACTS. Under the Internal Revenue Code, certain life insurance contracts are classified as modified endowment contracts, with less favorable income tax treatment than other life insurance contracts. Due to the Policy's flexibility with respect to premium payments and benefits, each Policy's circumstances will determine whether the Policy is a MEC. In general a Policy will be classified as a modified endowment contract if the amount of premiums paid into the Policy causes the Policy to fail the "7-pay test." A Policy will fail the 7-pay test if at any time in the first seven Policy years, or seven years after a material change, the amount paid into the Policy exceeds the sum of the level premiums that would have been paid at that point under a Policy that provided for paid-up future benefits after the payment of seven level annual payments.

     If there is a reduction in the benefits under the Policy during a 7-pay testing period, for example, as a result of a partial withdrawal, the 7-pay test will have to be reapplied as if the Policy had originally been issued at the reduced face amount. If there is a "material change" in the Policy's benefits or other terms, even after the first seven Policy years, the Policy may have to be retested as if it were a newly issued Policy. A material change can occur, for example, when there is an increase in the death benefit or the receipt of an unnecessary premium. Unnecessary premiums are premiums paid into the Policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the most recent 7-pay testing period. To prevent your Policy from becoming a modified endowment contract, it may be necessary to limit premium payments or to limit reductions in benefits. A current or prospective Policy Owner should consult a tax adviser to determine whether a Policy transaction will cause the Policy to be classified as a modified endowment contract. The IRS has promulgated a procedure for the correction of inadvertent modified endowment contracts that may provide relief in limited circumstances.

     DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM MODIFIED ENDOWMENT CONTRACTS. Policies classified as modified endowment contracts are subject to the following tax rules:

       (1) All distributions other than death benefits, including distributions upon surrender and withdrawals, from a modified endowment contract will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Policy Owner's investment in the Policy only after all gain has been distributed.

       (2) Loans taken from or secured by a Policy classified as a modified endowment contract are treated as distributions and taxed accordingly.

       (3) A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Policy Owner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Policy Owner or the joint lives (or joint life expectancies) of the Policy Owner and the Policy Owner's beneficiary. The foregoing exceptions generally do not apply to a Policy Owner which is a non-natural person, such as a corporation.

     If a Policy becomes a modified endowment contract, distributions will be taxed as distributions from a modified endowment contract. In addition, distributions from a Policy within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

     DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM POLICIES THAT ARE NOT MODIFIED ENDOWMENT CONTRACTS. Distributions other than death benefits from a Policy that is not classified as a modified endowment contract are generally treated first as a non-taxable recovery of the Policy Owner's investment in the Policy, and only after the recovery of all investment in the Policy as gain taxable as ordinary income. However, distributions during the first 15 Policy years accompanied by a reduction in Policy benefits, including distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for Federal income tax purposes, are subject to different tax rules and may be treated in whole or in part as taxable income.

     Loans from or secured by a Policy that is not a modified endowment contract are generally not treated as distributions. However, the tax consequences associated with Policy loans that are outstanding after the first ten Policy years are less clear and a tax adviser should be consulted about such loans.

     Finally, neither distributions from nor loans from or secured by a Policy that is not a modified endowment contract are subject to the 10 percent additional income tax.

     INVESTMENT IN THE POLICY. Your investment in the Policy is generally your aggregate premiums. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

     POLICY LOANS. In general, interest on a Policy loan will not be deductible. If a Policy loan is outstanding when a Policy is canceled or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly. A loan may also be taxed when a Policy is exchanged. Before taking out a Policy loan, you should consult a tax adviser as to the tax consequences.

     MULTIPLE POLICIES. All modified endowment contracts that are issued by MetLife (or its affiliates) to the same Policy Owner during any calendar year are treated as one modified endowment contract for purposes of determining the amount includible in the Policy Owner's income when a taxable distribution occurs.

     WITHHOLDING. To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient's Federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

     LIFE INSURANCE PURCHASES BY NONRESIDENT ALIENS AND FOREIGN
CORPORATIONS. Policy Owners that are not U.S. citizens or residents will generally be subject to U.S. Federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, Policy Owners may be subject to state and/or municipal taxes and taxes that may be imposed by the Policy Owner's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding taxation with respect to a purchase of the Policy.

     ACCELERATION OF DEATH BENEFIT RIDER. Payments received under the Acceleration of Death Benefit Rider should be excludable from the gross income of the Policy Owner except in certain business contexts. However, you should consult a qualified tax adviser about the consequences of adding this rider to a Policy or requesting payment under this rider.

     OVERLOAN PROTECTION RIDER. If you are contemplating the purchase of the Policy with the Overloan Protection Rider, you should be aware that the tax consequences of the Overloan Protection Rider have not been ruled on by the IRS or the courts. It is possible that the IRS could assert that the outstanding loan balance should be treated as a taxable distribution when the Overloan Protection Rider causes the Policy to be converted into a fixed Policy. You should consult a tax adviser as to the tax risks associated with the Overloan Protection Rider.

     ESTATE, GIFT AND GENERATION-SKIPPING TRANSFER TAXES. The transfer of the Policy or the designation of a beneficiary may have Federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. When the insured dies, the death proceeds will generally be includable in the Policy Owner's estate for purposes of the Federal estate tax if the Policy Owner was the insured, if the insured possessed incidents of ownership in the Policy at the time of death, or if the insured made a gift transfer of the Policy within three years of death. If the Policy Owner was not the insured, the fair market value of the Policy would be included in the Policy Owner's estate upon the Policy Owner's death.

     Moreover, under certain circumstances, the Internal Revenue Code may impose a "generation-skipping transfer tax" when all or part of a life insurance policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Policy Owner. Regulations issued under the Internal Revenue Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.

     Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Policy ownership and distributions under Federal, state and local law. The individual situation of each Policy Owner or beneficiary will determine the extent, if any, to which Federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of Federal, state and local estate, inheritance, generation-skipping and other taxes.

     In general, current rules provide for a $5 million estate, gift and generation-skipping transfer tax exemption (as indexed for inflation) and a top tax rate of 40 percent.

     The complexity of the tax law, along with uncertainty as to how it might be modified in coming years, underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.

     OTHER POLICY OWNER TAX MATTERS. The application of certain tax rules after age 100 is not entirely clear. The tax consequences of continuing the Policy beyond the insured's attained age 121 are also unclear. You should consult a tax adviser if you intend to keep the Policy in force beyond the insured's attained age 121.

     If a trustee under a pension or profit-sharing plan, or similar deferred compensation arrangement, owns a Policy, the Federal, state and estate tax consequences could differ. The amounts of life insurance that may be purchased on behalf of a participant in a pension or profit-sharing plan are limited. Providing excessive life insurance coverage in a retirement plan will have adverse tax consequences. The inclusion of riders, such as waiver of premium riders, may also have adverse tax consequences. Therefore, it is important to discuss with your tax adviser the suitability of the Policy, including the suitability of coverage amounts and Policy riders, before any purchase by a retirement plan. Any proposed distribution or sale of a Policy by a retirement plan will also need to be discussed with a tax adviser. The current cost of insurance for the net amount at risk is treated as a "current fringe benefit" and must be included annually in the plan participant's gross income. If the plan participant dies while covered by the plan and the Policy proceeds are paid to the participant's beneficiary, then the excess of the death benefit over the cash value is not income taxable. However, the cash value will generally be taxable to the extent it exceeds the participant's cost basis in the Policy. Policies owned under these types of plans may be subject to restrictions under the Employee Retirement Income Security Act of 1974 ("ERISA"). You should consult a qualified adviser regarding ERISA.

     Department of Labor ("DOL") regulations impose requirements for participant loans under retirement plans covered by ERISA. Plan loans must also satisfy tax requirements to be treated as nontaxable. Plan loan requirements and provisions may differ from the Policy loan provisions. Failure of plan loans to comply with the requirements and provisions of the DOL regulations and of tax law may result in adverse tax consequences and/or adverse consequences under ERISA. Plan fiduciaries and participants should consult a qualified adviser before requesting a loan under a Policy held in connection with a retirement plan.

     Businesses can use the Policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are contemplating a change to an existing Policy or purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser.

     Ownership of the Policy by a corporation, trust or other non-natural person could jeopardize some (or all) of such entity's interest deduction under Internal Revenue Code Section 264, even where such entity's indebtedness is in no way connected to the Policy. In addition, under Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of the Policy, the Policy could be treated as held by the business for purposes of the Section 264(f) entity-holder rules. Therefore, it would be advisable to consult with a qualified tax adviser before any non-natural person is made an owner or holder of the Policy, or before a business (other than a sole proprietorship) is made a beneficiary of the Policy.

     GUIDANCE ON SPLIT DOLLAR PLANS. The IRS has issued guidance on split dollar insurance plans. A tax adviser should be consulted with respect to this guidance if you have purchased or are considering the purchase of a Policy for a split dollar insurance plan. If your Policy is part of an equity split dollar arrangement taxed under the economic benefit regime, there is a risk that some portion of the Policy cash value may be taxed prior to any Policy distribution. If your split dollar plan provides deferred compensation, specific tax rules governing deferred compensation arrangements may apply. Failure to adhere to these rules will result in adverse tax consequences.

     In addition, the Sarbanes-Oxley Act of 2002 (the "Act"), which was signed into law on July 30, 2002, prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on U.S. exchanges, from extending, directly or indirectly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted to apply to split-dollar life insurance arrangements for directors and executive officers of such companies, since such arrangements can arguably be viewed as involving a loan from the employer for at least some purposes.

     Any affected business contemplating the payment of a premium on an existing Policy or the purchase of a new Policy in connection with a split-dollar life insurance arrangement should consult legal counsel.

     CORPORATE ALTERNATIVE MINIMUM TAX. There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the Federal corporate alternative minimum tax, if the Policy Owner is subject to that tax.

     POSSIBLE TAX LAW CHANGES. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.


METLIFE'S INCOME TAXES

     Under current Federal income tax law, MetLife is not taxed on the Separate Account's operations. Thus, currently we do not deduct a charge from the Separate Account for company Federal income taxes. (We do deduct a charge for Federal taxes from premiums.) We reserve the right to charge the Separate Account for any future Federal income taxes we may incur.

     Under current laws in several states, we may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.

     TAX CREDITS AND DEDUCTIONS. MetLife may be entitled to certain tax benefits related to the assets of the Separate Account. These tax benefits, which may include foreign tax credits and corporate dividend received deductions, are not passed back to the Separate Account or to Policy Owners since MetLife is the owner of the assets from which the tax benefits are derived.


                          DISTRIBUTION OF THE POLICIES

     We have entered into a distribution agreement with our affiliate, MetLife Investors Distribution Company ("Distributor"), for the distribution of the Policies. Distributor's principal executive offices are located at 200 Park Avenue, New York, New York 10166. Distributor is registered with the SEC as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority ("FINRA"). FINRA provides background information about broker-dealers and their registered representatives through FINRA BrokerCheck. You may contact the FINRA BrokerCheck Hotline at 1-800-289-9999, or log on to www.finra.org. An investor brochure that includes information describing FINRA BrokerCheck is available through the Hotline or on-line.

     We and Distributor have entered into selling agreements with broker-dealers ("selling firms") for the sale of the Policies through their registered representatives. Prior to July 1, 2016, these broker-dealers included our affiliate, MetLife Securities, Inc. ("MSI"). On July 1, 2016, MetLife, Inc. completed the sale of MSI to Massachusetts Mutual Insurance Life Insurance Company. As a result of the transaction, MSI is no longer affiliated with MetLife.

     The Policies are no longer offered for sale.


COMMISSIONS AND OTHER CASH COMPENSATION

     All selling firms receive commissions. The portion of the commission payments that selling firms pass on to their sales representatives is determined in accordance with their internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. A selling firm or a sales representative of a selling firm may receive different compensation for selling one product over another and/or may be inclined to favor one product provider over another due to differing compensation rates.

     The maximum commissions paid for sale of the Policies are as follows: 110% of premiums paid up to the Commissionable Target Premium, and 4.5% of premiums paid in excess of Commissionable Target Premium in Policy year 1; and 13.0% of all premiums paid in Policy years 2 through 10; and 2.0% of all premiums paid thereafter. In addition, commissions are payable based on the cash value of the Policies in the following amounts: 0.10% in Policy years 2 through 10; 0.08% in Policy years 11 through 20; and 0.06% thereafter. Commissionable Target Premium is generally the Target Premium as defined in the Glossary, excluding the portions associated with flat extras and certain riders, and is generally equal to or less than the Target Premium. We and/or Distributor may also make bonus payments to selling firms. The maximum amount of these bonus payments are as follows: 9.0% of premiums paid up to the Commissionable Target Premium and 2.0% of premiums paid in excess of the Commissionable Target Premium in Policy year 1; 19.75% of premiums paid up to the Commissionable Target Premium and 0.25% of premiums paid in excess of the Commissionable Target Premium paid in Policy year 2; and 0.25% of all premiums paid thereafter.

     For Policies sold prior to July 1, 2016, our formerly affiliated sales representatives received cash payments for the products they sold and serviced based on a "gross dealer concession" model. The percentage of the gross dealer concession to which the representative was entitled was based on a sliding-scale formula that took into account the total amount of proprietary and non-proprietary products sold and serviced by the representative. The gross dealer concession amount in the first Policy year was 117% of premiums paid up to the Commissionable Target Premium, and 5.0% of premiums paid in excess of the Commissionable Target Premium. In Policy years 2 through 10, the gross dealer concession amount is 8.0% of all premiums paid, and in Policy years 11 and thereafter the gross dealer concession amount is 2.0% of all premiums.


OTHER PAYMENTS

     We and Distributor may enter into preferred distribution arrangements with selected selling firms under which we pay additional compensation, including marketing allowances, introduction fees, persistency payments, preferred status fees and industry conference fees. Marketing allowances are periodic payments to certain selling firms, the amount of which depends on cumulative periodic (usually quarterly) sales of our insurance products (including the Policies) and may also depend on meeting thresholds in the sale of certain of our insurance products. They may also include payments we make to cover the cost of marketing or other support services provided for or by registered representatives who may sell our products. Introduction fees are payments to selling firms in connection with the addition of these variable products to the selling firm's line of investment products, including expenses relating to establishing the data communications systems necessary for the selling firm to offer, sell and administer these products. Persistency payments are periodic payments based on account and/ or cash values of these variable insurance products. Preferred status fees are paid to obtain preferred treatment of these products in selling firms' marketing programs, which may include marketing services, participation in marketing meetings, listings in data resources and increased access to their sales representatives. Industry conference fees are amounts paid to cover in part the costs associated with sales conferences and educational seminars for selling firms' sales representatives.

     These preferred distribution arrangements are not offered to all selling firms. The terms of any particular agreement governing compensation may vary among selling firms and the amounts may be significant. We and Distributor have entered into preferred distribution arrangements with the selling firms listed in the Statement of Additional Information. The prospect of receiving, or the receipt of, additional compensation as described above may provide selling firms or their representatives with an incentive to favor sales of the Policies over other variable insurance policies (or other investments) with respect to which the selling firm does not receive additional compensation, or lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the Policies. For more information about any such arrangements, ask your sales representative for further information about what your sales representative and the selling firm for which he or she works may receive in connection with your purchase of a Policy.

     Commissions and other incentives or payments described above are not charged directly to Policy Owners or the Separate Account. We intend to recoup commissions and other sales expenses through fees and charges deducted under the Policy.

     The Statement of Additional Information contains additional information about the compensation paid for the sale of the Policies.


                               LEGAL PROCEEDINGS

     In the ordinary course of business, MetLife, similar to other life insurance companies, is involved in lawsuits (including class action lawsuits), arbitrations and other legal proceedings. Also, from time to time, state and federal regulators or other officials conduct formal and informal examinations or undertake other actions dealing with various aspects of the financial services and insurance industries. In some legal proceedings involving insurers, substantial damages have been sought and/ or material settlement payments have been made. It is not possible to predict with certainty the ultimate outcome of any pending legal proceeding or regulatory action. However, MetLife does not believe any such action or proceeding will have a material adverse effect upon the Separate Account or upon the ability of MetLife Investors Distribution Company to perform its contract with the Separate Account or of MetLife to meet its obligations under the Policies.

                     RESTRICTIONS ON FINANCIAL TRANSACTIONS

     Applicable laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to reject a premium payment and/or block or "freeze" your Policy. If these laws apply in a particular situation, we would not be allowed to process any request for withdrawals, surrenders, loans or death benefits, make transfers, or continue making payments under your death benefit option until instructions are received from the appropriate regulator. We also may be required to provide additional information about you or your Policy to government regulators.


                              FINANCIAL STATEMENTS

     You may find the financial statements of the Separate Account and the financial statements of MetLife in the Statement of Additional Information. MetLife's financial statements should be considered only as bearing on our ability to meet our obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

                                    GLOSSARY

     AGE. The age of an insured refers to the insured's age at his or her nearest birthday.

     ATTAINED AGE. The insured's issue age plus the number of completed Policy years.

     BASE POLICY. The Policy without riders.

     CASH SURRENDER VALUE. The amount you receive if you surrender the Policy. It is equal to the Policy's cash value reduced by any Surrender Charge that would apply on surrender and by any outstanding Policy loan and accrued interest.

     CASH VALUE. A Policy's cash value includes the amount of its cash value held in the Separate Account, the amount held in the Fixed Account, if there is an outstanding Policy loan, the amount of its cash value held in the Loan Account, and any amount held in the EDCA account.

     FIXED ACCOUNT. The Fixed Account is a part of our general account to which you may allocate net premiums. It provides guarantees of principal and interest.

     INVESTMENT DIVISION. A sub-account of the Separate Account that invests in shares of an open-ended management investment company or other pools of investment assets.

     INVESTMENT START DATE. This is the later of the Policy Date and the date we first receive a premium payment for the Policy.

     ISSUE AGE. The age of the insured as of his or her birthday nearest to the Policy Date.

     LOAN ACCOUNT. The account to which cash value from the Separate and/or Fixed Accounts is transferred when a Policy loan is taken.

     NET CASH VALUE. The Policy's cash value less any outstanding loans and accrued loan interest.

     NET PREMIUM. The net premium is equal to the premium payment minus the sales charge, the premium tax charge, and the federal tax charge.

     PLANNED PREMIUM. The Planned Premium is the premium payment schedule you choose to help meet your future goals under the Policy. The Planned Premium consists of a first-year premium amount and an amount for premium payments in subsequent Policy years. It is subject to certain limits under the Policy.

     POLICY DATE. The date on which coverage under the Policy and Monthly Deductions begin. If you make a premium payment with the application, unless you request otherwise, the Policy Date is generally the date the Policy application is approved. If you choose to pay the initial premium upon delivery of the Policy, unless you request otherwise, the Policy Date is generally the date on which we receive your initial payment. The Policy Date is used to measure Policy years, Policy months, and Policy anniversaries.

     PREMIUMS. Premiums include all payments under the Policy, whether a Planned Premium or an unscheduled payment.

     SEPARATE ACCOUNT. Metropolitan Life Separate Account UL, a separate account established by MetLife to receive and invest premiums paid under the Policies and certain other variable life insurance policies, and to provide variable benefits.

     TARGET PREMIUM. We use the Target Premium to determine the amount of Mortality and Expense Risk Charge imposed on the Separate Account and the amount of Sales Charge imposed on premium payments. The Target Premium varies by issue age, sex (except for unisex Policies), smoking status and any flat extras and substandard rating of the insured, and the Policy's base face amount, with additional amounts for most riders.

     YOU. "You" refers to the Policy Owner.

                                   APPENDIX A

            GUIDELINE PREMIUM TEST AND CASH VALUE ACCUMULATION TEST

     In order to meet the Internal Revenue Code's definition of life insurance, the Policies provide that the death benefit will not be less than what is required by the "guideline premium test" under Section 7702(a)(2) of the Internal Revenue Code, or the "cash value accumulation test" under Section 7702(a)(1) of the Internal Revenue Code, as selected by you when the Policy is issued. The test you choose at issue will be used for the life of the Policy. (See "Death Benefits.")

     For the guideline premium test, the table below shows the percentage of the Policy's cash value that is used to determine the death benefit.


        AGE OF                                    AGE OF
 INSURED AT START OF     PERCENTAGE OF     INSURED AT START OF     PERCENTAGE OF
   THE POLICY YEAR         CASH VALUE        THE POLICY YEAR        CASH VALUE
---------------------   ---------------   ---------------------   --------------
    0 through 40             250                   61                  128
          41                 243                   62                  126
          42                 236                   63                  124
          43                 229                   64                  122
          44                 222                   65                  120
          45                 215                   66                  119
          46                 209                   67                  118
          47                 203                   68                  117
          48                 197                   69                  116
          49                 191                   70                  115
          50                 185                   71                  113
          51                 178                   72                  111
          52                 171                   73                  109
          53                 164                   74                  107
          54                 157             75 through 90             105
          55                 150                   91                  104
          56                 146                   92                  103
          57                 142                   93                  102
          58                 138             94 through 121            101
          59                 134
          60                 130

     For the cash value accumulation test, sample net single premium factors for selected ages of male and female insureds, in a standard or better nonsmoker risk class, are listed below.


               NET SINGLE PREMIUM
                     FACTOR
              --------------------
AGE              MALE      FEMALE
-----------   ---------   --------
30.........   5.82979     6.59918
40.........   4.11359     4.63373
50.........   2.93292     3.28706
60.........   2.14246     2.40697
70.........   1.64028     1.82665
80.........   1.32530     1.44515
90.........   1.15724     1.22113
100........   1.08417     1.10646
120........   1.02597     1.02597

     Additional information about the Policy and the Separate Account can be found in the Statement of Additional Information, which you can obtain, without charge, by calling our TeleService Center at 1-800-638-5000. You may also obtain, without charge, a personalized illustration of death benefits, cash surrender values and cash values by calling your registered representative.

     For Investment Division transfers and premium reallocations, for current information about your Policy values, to change or update Policy information such as your billing address, billing mode, beneficiary or ownership, for information about other Policy transactions, and to ask questions about your Policy, you may call us at 1-800-638-5000.

     This prospectus incorporates by reference all of the information contained in the Statement of Additional Information, which is legally part of this prospectus.

     Information about the Policy and the Separate Account, including the Statement of Additional Information, is available for viewing and copying at the SEC's Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-8090. The Statement of Additional Information, reports and other information about the Separate Account are available on the SEC Internet site at www.sec.gov. Copies of this information may be obtained upon payment of a duplicating fee, by writing to the SEC's Public Reference Section at 100 F Street, NE, Washington, DC 20549-0102.

File No. 811-06025